================================================================================

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )


Filed by the Registrant [_]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting material Pursuant to Rule 14a-11(c) or Rule 14a-12


                     BALLY TOTAL FITNESS HOLDING CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     PARDUS EUROPEAN SPECIAL OPPORTUNITIES MASTER FUND L.P., PARDUS CAPITAL MANAGEMENT L.P., PARDUS CAPITAL MANAGEMENT LLC, KARIM SAMII, JOSEPH R.
        THORNTON, CHARLES J. BURDICK, BARRY R. ELSON AND DON R. KORNSTEIN
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
 1)  Title of each class of securities to which transaction applies:____________
 2)  Aggregate number of securities to which transaction applies:_______________
 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_______________________________
 4)  Proposed maximum aggregate value of transaction:___________________________
 5)  Total fee paid:____________________________________________________________
     [_]  Fee paid previously with preliminary materials.
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
 1)  Amount Previously Paid:____________________________________________________
 2)  Form, Schedule or Registration Statement No.:______________________________
 3)  Filing Party:
 4)  Date Filed:_______________________________________________

================================================================================

     PARDUS EUROPEAN SPECIAL OPPORTUNITIES MASTER FUND L.P., PARDUS CAPITAL
          MANAGEMENT L.P., PARDUS CAPITAL MANAGEMENT LLC, KARIM SAMII,
  JOSEPH R. THORNTON, CHARLES J. BURDICK, BARRY R. ELSON AND DON R. KORNSTEIN
                       C/O PARDUS CAPITAL MANAGEMENT L.P.
                     1001 AVENUE OF THE AMERICAS, SUITE 1100
                               NEW YORK, NY 10018


                                                       December 29, 2005

Dear Fellow Stockholders:

         Pardus European Special Opportunities Master Fund L.P. (the "Fund") is the holder of an aggregate of 5,475,000 shares of common stock, par value $0.01 per share ("Common Stock"), of Bally Total Fitness Holding Corporation, a Delaware corporation (the "Company" or "Bally"), representing approximately 14.7% of the issued and outstanding shares of Common Stock as of December 5, 2005 (based on information publicly disclosed by the Company). The Fund does not believe that the current board of directors of the Company is acting in the best interests of the Company's stockholders and, therefore, the Fund and certain of its affiliates and associates are seeking your support at the 2005 Annual Meeting of stockholders, including any adjournments or postponements thereof and any special meeting that may be called in lieu thereof (the "2005 Annual Meeting"), which is presently scheduled to be held at 8:30 a.m. (local time) on January 26, 2006 at the Renaissance Chicago O'Hare Hotel, 8500 West Bryn Mawr Avenue, Chicago, Illinois, to take the following actions:

         (1) To elect Charles J. Burdick, Barry R. Elson and Don R. Kornstein to serve as Class III directors on the Bally board of directors;

         (2) To approve and adopt a binding resolution to repeal each provision or amendment of the By-laws of the Company, if any, adopted by the board of directors without the approval of the Company's stockholders subsequent to May 25, 2005 (purportedly the last date of reported changes) and prior to the approval and adoption of such resolution at the 2005 Annual Meeting;

         (3) To vote against the adoption of the 2006 Omnibus Equity Compensation Plan (as defined in the attached proxy statement);

         (4) To approve the ratification of KPMG LLP as the independent auditor for the Company for the fiscal year ending December 31, 2005; and

         (5) To vote on the Liberation Proposals (as defined in the attached proxy statement), if such Proposals are properly brought before the 2005 Annual Meeting, and such other matters as may properly come before the 2005 Annual Meeting.

         The attached proxy statement and the enclosed GREEN proxy card are first being furnished to the stockholders of the company on or about December 29, 2005.

         Messrs. Burdick, Elson and Kornstein are each committed to acting in the best interest of the Company's stockholders and has each consented to being named in this proxy statement and, if elected, to serve as a director on Bally's board of directors. Moreover, the Fund notes that the Company has nominated Messrs. Burdick and Elson for election at the 2005 Annual Meeting and supports their candidacy. We believe that your voice in the future of Bally can best be expressed through, among other things, the election of Messrs. Burdick, Elson and Kornstein at the 2005 Annual Meeting. ACCORDINGLY, THE FUND URGES YOU TO CAREFULLY CONSIDER THE INFORMATION CONTAINED IN THE ATTACHED PROXY STATEMENT AND THEN SUPPORT THE FUND'S EFFORTS BY SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY CARD TODAY TO VOTE (A) "FOR" THE ELECTION OF CHARLES J. BURDICK, BARRY R. ELSON AND DON R. KORNSTEIN TO CLASS III OF THE COMPANY'S BOARD OF DIRECTORS, (B) "FOR" THE APPROVAL AND ADOPTION OF THE BY-LAW RESOLUTION TO REPEAL EACH PROVISION OR AMENDMENT OF THE BY-LAWS OF THE COMPANY, IF ANY, ADOPTED BY THE BOARD OF DIRECTORS WITHOUT THE APPROVAL OF THE COMPANY'S STOCKHOLDERS SUBSEQUENT TO MAY 25, 2005 (PURPORTEDLY THE LAST DATE OF REPORTED CHANGES) AND PRIOR TO THE APPROVAL AND ADOPTION OF SUCH RESOLUTION AT THE 2005 ANNUAL MEETING, (C) "AGAINST" THE ADOPTION OF THE 2006 OMNIBUS EQUITY COMPENSATION PLAN, (D) FOR" THE RATIFICATION OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005, AND (E) "FOR" GRANTING TO THE PROXY HOLDERS DISCRETION ON THE LIBERATION PROPOSALS, IF PROPERLY BROUGHT BEFORE THE 2005 ANNUAL MEETING, AND ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE 2005 ANNUAL MEETING.

         IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE VOTE YOUR SHARES ACCORDING TO THE ENCLOSED VOTING INSTRUCTION FORM OR CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE GREEN PROXY CARD AS SOON AS POSSIBLE.

IMPORTANT

         WE URGE YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY BALLY. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY BEFORE IT IS VOTED BY DELIVERING A LATER-DATED GREEN PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE, OR BY VOTING IN PERSON AT THE 2005 ANNUAL MEETING, OR BY DELIVERING TO THE CORPORATE SECRETARY OF BALLY A WRITTEN NOTICE, BEARING A DATE LATER THAN THE DATE OF THE PROXY, STATING THAT THE PROXY IS REVOKED. YOU SHOULD SEND ANY NOTICE OF REVOCATION TO THE CORPORATE SECRETARY OF BALLY AT BALLY'S EXECUTIVE OFFICES

LOCATED AT 8700 WEST BRYN MAWR AVENUE, CHICAGO, ILLINOIS 60631. SEE "QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION", "VOTING PROCEDURES" AND "PROXY PROCEDURES" IN THE PROXY STATEMENT ATTACHED HERETO.

            If you have any questions or require any assistance with your vote, please contact:

                                [GRAPHIC OMITTED]
                         [LOGO - D.F. KING & CO., INC.]

                      48 WALL STREET, NEW YORK, N.Y. 10005

                          CALL TOLL FREE: 888-644-6071
                                       OR
                  BANKS AND BROKERS, CALL COLLECT: 212-269-5550


         Only holders of record of Bally's Common Stock as of the close of business on December 20, 2005 (the "Record Date") are entitled to notice of, and to attend and to vote at, the 2005 Annual Meeting. According to the proxy statement of Bally filed with the Securities and Exchange Commission on December 6, 2005, as of December 5, 2005 there were 38,094,479 shares of Common Stock issued and outstanding. For the number of shares of Common Stock issued and outstanding on the Record Date, please see the Company's definitive proxy statement when filed with the Securities and Exchange Commission. Stockholders of record at the close of business on the Record Date will be entitled to one vote at the 2005 Annual Meeting for each share of Common Stock held on the Record Date.

         SEND THE BALLY BOARD OF DIRECTORS A MESSAGE IT CAN'T IGNORE!

                                            Thank you for your support.

                                            PARDUS EUROPEAN SPECIAL
                                               OPPORTUNITIES MASTER FUND L.P.
                                            PARDUS CAPITAL MANAGEMENT L.P.
                                            PARDUS CAPITAL MANAGEMENT LLC
                                            MR. KARIM SAMII
                                            MR. JOSEPH R. THORNTON
                                            MR. CHARLES J. BURDICK
                                            MR. BARRY R. ELSON
                                            MR. DON R. KORNSTEIN

                                 PROXY STATEMENT
                                       OF
     PARDUS EUROPEAN SPECIAL OPPORTUNITIES MASTER FUND L.P., PARDUS CAPITAL
          MANAGEMENT L.P., PARDUS CAPITAL MANAGEMENT LLC, KARIM SAMII,
  JOSEPH R. THORNTON, CHARLES J. BURDICK, BARRY R. ELSON AND DON R. KORNSTEIN

                       __________________________________

                       2005 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                     BALLY TOTAL FITNESS HOLDING CORPORATION
                       __________________________________


         This proxy statement and the enclosed GREEN proxy card are being furnished to you, the stockholders of Bally Total Fitness Holding Corporation, a Delaware corporation (the "Company" or "Bally"), by Pardus European Special Opportunities Master Fund L.P., a limited partnership formed under the laws of the Cayman Islands and a stockholder of record of the Company (the "Fund"), and certain of the Fund's affiliates and associates in connection with the solicitation of proxies from the Company's stockholders to be used at the 2005 Annual Meeting of the stockholders, including any adjournments or postponements thereof and any special meeting that may be called in lieu thereof (the "2005 Annual Meeting"). The 2005 Annual Meeting is scheduled to be held at 8:30 a.m. (local time) on January 26, 2006 at the Renaissance Chicago O'Hare Hotel, 8500 West Bryn Mawr Avenue, Chicago, Illinois. The principal executive offices of the Company are located at 8700 West Bryn Mawr Avenue, Chicago, Illinois 60631 (Telephone: 773-380-3000).

         This proxy statement and the GREEN proxy card are first being furnished to the Company's stockholders on or about December 29, 2005. Stockholders who are record holders of common stock, par value $0.01 per share ("Common Stock"), of the Company at the close of business on December 20, 2005 (the "Record Date") will be entitled to vote at the 2005 Annual Meeting. According to the proxy statement of Bally filed with the Securities and Exchange Commission on December 6, 2005 ("Bally's Proxy Statement"), as of December 5, 2005 there were 38,094,479 shares of Common Stock issued and outstanding. For the number of shares of Common Stock issued and outstanding as of the Record Date and entitled to vote at the 2005 Annual Meeting, please see the Company's definitive proxy statement when filed with the Securities and Exchange Commission.

         This proxy statement and the enclosed GREEN proxy card are being furnished to the Company's stockholders by the Fund and certain of its affiliates and associates in connection with the solicitation of proxies for the following:

         (1) To vote "FOR" the election of Charles J. Burdick, Barry R. Elson and Don R. Kornstein (the "Pardus Nominees") to serve as Class III directors of the board of directors of the Company;

         (2) To vote "FOR" the approval and adoption of a binding resolution (the "Pardus Proposal") to repeal each provision or amendment of the By-laws of the Company, if any, adopted by the board of directors without the approval of the Company's stockholders subsequent to May 25, 2005 (purportedly the last date of reported changes) and prior to the approval and adoption of such resolution at the 2005 Annual Meeting;

         (3) To vote "AGAINST" the adoption of the 2006 Omnibus Equity Compensation Plan;

         (4) To vote "FOR" the approval of the ratification of KPMG LLP as the independent auditor for the Company for the fiscal year ending December 31, 2005; and

         (5) To vote "FOR" granting to the proxy holders discretion to vote on the Liberation Proposals (hereinafter defined), if such Proposals are properly brought before the 2005 Annual Meeting, and such other matters as may properly come before the 2005 Annual Meeting.

         THIS SOLICITATION IS BEING MADE BY THE FUND AND CERTAIN OF ITS AFFILIATES AND ASSOCIATES AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY.

         The Fund is the holder of 5,475,000 shares of the Company's Common Stock, representing approximately 14.7% of the shares of Common Stock issued and outstanding as of December 5, 2005 (based on information publicly disclosed by the Company). The Fund intends to vote all of its shares of Common Stock (A) "FOR" the election of the Pardus Nominees, (B) "FOR" the approval and adoption of a binding resolution to repeal each provision or amendment of the By-laws of the Company, if any, adopted by the board of directors without the approval of the Company's stockholders subsequent to May 25, 2005 (purportedly the last date of reported changes) and prior to the approval and adoption of such resolution at the 2005 Annual Meeting, (C) "AGAINST" the adoption of the 2006 Omnibus Equity Compensation Plan, (D) "FOR" the ratification of KPMG LLP as the Company's independent auditor for the fiscal year ending December 31, 2005, and
(E) "FOR" granting to the proxy holders discretion to vote on the Liberation Proposals, if properly brought before the 2005 Annual Meeting, and such other matters as may properly come before the 2005 Annual Meeting. One thousand (1,000) of the Fund's shares of Common Stock are owned of record by the Fund directly in its own name and one thousand (1,000) of such shares are owned of record by the Fund in the name of Pardus Capital A/C Pardus European Special Opportunities Master Fund L.P. Pardus Capital Management L.P., a Delaware limited partnership ("PCM"), in its capacity as the investment manager of the Fund, is the beneficial owner of all of the shares of Common Stock held by the Fund. Pardus Capital Management LLC, a Delaware limited liability company ("PCM LLC"), as the general partner of PCM, and Mr. Karim Samii, as the sole member of PCM LLC, may be deemed to be the beneficial owners of the shares of Common Stock held by the Fund; however, PCM LLC and Mr. Samii disclaim beneficial ownership of such shares. For purposes of this proxy statement, references to "Pardus" shall include the Fund, PCM, PCM LLC, Mr. Samii and Mr. Joseph R. Thornton, a portfolio manager of PCM.

         The solicitation outlined in this proxy statement is being made by the Fund and certain of its affiliates and associates. Pardus and the Pardus Nominees will be considered participants in the solicitation under the federal securities laws. Information concerning Pardus and the Pardus Nominees is provided in this proxy statement under the headings "BACKGROUND OF THE PARDUS NOMINEES", "OTHER INFORMATION ABOUT THE DIRECTOR NOMINEES AND PARDUS" and "ADDITIONAL INFORMATION" and in Annex A to this proxy statement. All information relating to any person other than Pardus is given only to the knowledge of Pardus.

               QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION

WHAT AM I BEING ASKED TO VOTE ON?

         You are being asked to vote (A) to elect three independent Class III directors to the board of directors of the Company as further described in this proxy statement under the heading "PROPOSAL 1: ELECTION OF THE PARDUS NOMINEES TO CLASS III OF THE BOARD OF DIRECTORS", (B) on the Pardus Proposal as further described in this proxy statement under the heading "PROPOSAL 2: THE PROPOSAL TO REPEAL CERTAIN PROVISIONS OF THE BALLY BY-LAWS", (C) on the 2006 Omnibus Equity Compensation Plan as further described in this proxy statement under the heading "PROPOSAL 3: THE 2006 OMNIBUS EQUITY COMPENSATION PLAN", (D) on a proposal to ratify KPMG LLP as the Company's independent auditor for the fiscal year ending December 31, 2005 as further described in this proxy statement under the heading "PROPOSAL 4: THE RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITOR FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005", and (E) to act upon the Liberation Proposals and such other matters as may properly come before the 2005 Annual Meeting as further described in this proxy statement under the heading "OTHER MATTERS."

WHAT IS THE RECOMMENDATION OF THE FUND AND CERTAIN OF ITS AFFILIATES AND ASSOCIATES WHO ARE PARTICIPANTS IN THIS PROXY SOLICITATION?

         The Fund and certain of its affiliates and associates who are participants in this proxy solicitation recommend you vote on the GREEN proxy card:

    o    "FOR" the election of each of the Pardus Nominees;

    o    "FOR" the approval and adoption of the Pardus Proposal;

    o    "AGAINST" the adoption of the 2006 Omnibus Equity Compensation Plan;

    o "FOR" the ratification of KPMG LLP as the Company's independent auditor for the fiscal year ending December 31, 2005; and

    o "FOR" granting to the proxy holders discretion on the Liberation Proposals, if properly brought before the 2005 Annual Meeting, and all other matters as may properly come before the 2005 Annual Meeting.

WHAT DO I NEED TO DO NOW?

         This proxy statement contains important information about Pardus and the Pardus Nominees. We urge you to read this proxy statement carefully, including its appendices. After carefully reading and considering the information set forth herein, please vote your shares of Common Stock owned on the Record Date, or provide proper voting instructions with respect to such shares to your broker or other nominee as soon as possible so that your shares will be represented at the 2005 Annual Meeting.

WHO CAN VOTE?

         You are eligible to vote or to execute a proxy only if you owned shares of Common Stock on December 20, 2005 (the Record Date). Even if you sell your shares of Common Stock after the Record Date, you will retain the right to execute a proxy in connection with such shares owned as of the Record Date for the 2005 Annual Meeting. It is important that you grant a proxy regarding shares you held on the Record Date, or vote those shares in person, even if you no longer own those shares of Common Stock.

         According to the Bally's Proxy Statement, as of December 5, 2005 there were 38,094,479 shares of Common Stock issued and outstanding. For the number of shares of Common Stock issued and outstanding as of the Record Date and entitled to vote at the 2005 Annual Meeting, please see the Company's definitive proxy statement when filed with the Securities and Exchange Commission.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS SET FORTH IN THIS PROXY
STATEMENT?

    o THE ELECTION OF DIRECTORS. If a quorum is present, the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the 2005 Annual Meeting and entitled to vote generally in the election of directors is required to elect each of the Pardus Nominees. A properly executed proxy marked "WITHHOLD ALL" with respect to the election of one or more of the Pardus Nominees will not be voted with respect to the Pardus Nominees indicated, although it will be counted for the purposes of determining whether there is a quorum.

    o THE PARDUS PROPOSAL. If a quorum is present, the affirmative vote of the holders of 75% of the shares represented in person or by proxy at the 2005 Annual Meeting and entitled to vote generally in the election of directors is required to approve and adopt the binding resolution to repeal each provision or amendment of the By-laws of the Company, if any, adopted by the board of directors of the Company without the approval of the Company's stockholders subsequent to May 25, 2005 (purportedly the last date of reported changes) and prior to the approval and adoption of such resolution at the 2005 Annual Meeting.

    o APPROVAL OF NEW OMNIBUS EQUITY PLAN. The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the 2005 Annual Meeting and entitled to vote will be required for approval of the 2006 Omnibus Equity Compensation Plan. The rules of the New York Stock Exchange ("NYSE") further require that at least a majority of the votes of shares of Common Stock entitled to vote must be cast with respect to the approval of the new equity plan. Pursuant to the rules of the NYSE, a broker may not vote on the adoption of or a material amendment to an equity compensation plan such as the 2006 Omnibus Equity Compensation Plan without an instruction from the beneficial owner of the shares held by such broker. Such broker non-votes will not be considered present for purposes of calculating a majority and, therefore, will have no effect on the outcome of the vote, except to the extent a broker non-vote is not counted as a vote "cast" for purposes of the NYSE majority vote requirement.

    o RATIFICATION OF AUDITORS. The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the 2005 Annual Meeting and entitled to vote will be required for the ratification of KPMG as the Company's independent auditor.

    o OTHER MATTERS. The affirmative vote of not less than 75% of the votes entitled to be cast by the holders of all outstanding shares of the Company's stock then entitled to vote is required to approve the Liberation Proposals. For each other item which properly comes before the meeting, if any, unless otherwise required by law, the Company's Restated Certificate of Incorporation, the Company's By-laws or the rules or regulations of any stock exchanges applicable to the Company or its securities, the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the 2005 Annual Meeting and entitled to vote on the item will be required for approval.

         We urge you to complete, execute and return the enclosed GREEN proxy card to assure the representation of your shares at the 2005 Annual Meeting. A properly executed proxy marked "ABSTAIN" with respect to any matter will not be voted with respect to such matter, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote with respect to such matter. If you hold your shares in "street name" through a broker or other nominee, your broker or nominee will not be permitted to exercise voting discretion with respect to any of the contested matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, or you do not vote your shares according to the enclosed voting instruction form, your shares will not be voted on those matters. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHAT IS A "QUORUM" AND WHY IS IT NECESSARY?

         The presence at the 2005 Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding on December 20, 2005 (the Record Date) will constitute a quorum, permitting the meeting to conduct its business. According to Bally's Proxy Statement, as of December 5, 2005 there were 38,094,479 shares of Common Stock issued and outstanding. For the number of shares of Common Stock issued and outstanding as of the Record Date and entitled to vote at the 2005 Annual Meeting, please see the Company's definitive proxy statement when filed with the Securities and Exchange Commission. Proxies received but marked "ABSTAIN" and broker non-votes will be included in the calculation of the number of shares considered to be present at the 2005 Annual Meeting for purposes of determining whether or not a quorum is present.

HOW MANY VOTES DO I HAVE?

         With respect to each matter to be considered at the 2005 Annual Meeting, each stockholder of the Company will have one vote for each share of Common Stock held by such stockholder on the Record Date.

HOW WILL MY SHARES BE VOTED?

         If you give a proxy on the accompanying GREEN proxy card, your shares will be voted as you direct. If you submit a GREEN proxy card without instructions, the Fund's representatives listed on the GREEN proxy card will vote your shares in accordance with the recommendation of the Fund on each of the proposals described in this proxy statement. Submitting a GREEN proxy card will also entitle the Fund's representatives listed on the proxy card to vote your shares in accordance with their discretion on matters not described in this proxy statement that may arise at the 2005 Annual Meeting. As of the date of this proxy statement, the Fund does not know of any such additional matters other than the stockholder proposals described in the preliminary proxy statement on Schedule 14A filed by Liberation Investments, L.P., Liberation Investments Ltd., Liberation Investment Group, LLC, Mr. Emanuel R. Pearlman and Mr. Gregg E. Frankel (collectively "Liberation") on December 8, 2005 (as amended on December 14, 2005).

         Unless the proxy specifies otherwise, it will be presumed to relate to all shares of Common Stock held of record on the Record Date by the person who submitted it.

HOW DO I VOTE IN PERSON?

         If you owned shares of the Company's Common Stock on the Record Date, you may attend the 2005 Annual Meeting and vote in person. If you are not the record holder of your shares, please refer to the discussion following the question "What if I am not the record holder of my shares?" If you hold your shares in the name of a bank, broker or other nominee, you will not be able to vote in person at the 2005 Annual Meeting, unless you have previously specially requested and obtained a "legal proxy" from your bank, broker or other nominee and present it at the 2005 Annual Meeting. Registration will begin at 7:30 a.m. Central Time on January 26, 2006. According to Bally's Proxy

Statement, in order to attend the 2005 Annual Meeting you must bring the entrance pass enclosed in Bally's Proxy Statement.

HOW DO I VOTE BY PROXY?

         You may vote before the 2005 Annual Meeting in one of the following ways:

         (1)   Use the toll-free number, if any, shown on your proxy card;

         (2) Visit the website, if any, shown on your proxy card to vote via the Internet; or

         (3) Complete, sign, date and return the enclosed GREEN proxy card in the enclosed postage-paid envelope.

WHAT IF I AM NOT THE RECORD HOLDER OF MY SHARES?

         If your shares are held in the name of a brokerage firm, bank nominee or other institution (a "custodian"), only it can give a proxy with respect to your shares. You may have received either a blank, executed proxy card from your custodian (which you can complete and send directly to our proxy solicitor, D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005) or an instruction card (which you can complete and return to the custodian to direct its voting of your shares). If your custodian has not sent you either a blank, executed proxy card or an instruction card, you may contact the custodian directly to provide it with instructions. If you need assistance, please contact our proxy solicitor, D.F. King & Co. Inc., toll-free at (888) 644-6071.

CAN I CHANGE MY VOTE?

         You may change your proxy instructions at any time prior to the vote at the 2005 Annual Meeting for shares held directly in your name. You may accomplish this by completing and submitting a later-dated GREEN proxy card to our proxy solicitor, D.F. King & Co., Inc. (48 Wall Street, New York, NY 10005), or by attending the 2005 Annual Meeting and voting in person, or by delivering to the Corporate Secretary of Bally a written notice, bearing a later date than the date of your proxy instructions provided to Bally, stating that your proxy provided to Bally is revoked. You should send any notice of revocation to the Corporate Secretary of Bally at Bally's executive offices located at 8700 West Bryn Mawr Avenue, Chicago, Illinois 60631. Attendance at the 2005 Annual Meeting alone will not cause your previously-granted proxy to be revoked unless you vote in person. For shares held in "street name," you may accomplish this by submitting new voting instructions to your broker or nominee or contacting the person responsible for your account and instructing that person to execute on your behalf the GREEN proxy card as soon as possible.

WHAT DO I DO IF I RECEIVE A WHITE PROXY CARD FROM BALLY?

         Proxies on the white proxy card are being solicited by the incumbent management and board of directors of the Company. If you submit a proxy to us by signing and returning the enclosed GREEN proxy card, do not sign or return the white proxy card or follow any voting instructions provided by the incumbent management and board of directors of the Company unless you intend to change your vote, because only your latest-dated proxy will be counted at the 2005 Annual Meeting.

         If you have already sent a white proxy card to the Company, you may revoke it and provide your support in favor of the Fund's recommendations outlined in this proxy statement by signing, dating and returning the enclosed GREEN proxy card.

WHAT DO I DO IF I RECEIVE A GOLD PROXY CARD FROM LIBERATION?

         Proxies on the gold proxy card are being solicited by Liberation. If you submit a proxy to us by signing and returning the enclosed GREEN proxy card, do not sign or return the gold proxy card or follow any voting instructions provided by Liberation unless you intend to change your vote, because only your latest-dated proxy will be counted at the 2005 Annual Meeting.

         If you have already sent a gold proxy card to Liberation, you may revoke it and provide your support in favor of the Fund's recommendations outlined in this proxy statement by signing, dating and returning the enclosed GREEN proxy card.

SHOULD I SUBMIT A PROXY IF I PLAN TO ATTEND THE 2005 ANNUAL MEETING?

         Whether you plan to attend the 2005 Annual Meeting or not, we urge you to complete and submit a GREEN proxy card. Returning the enclosed GREEN proxy card completed will not affect your right to attend the 2005 Annual Meeting and vote in person.

WHO CAN HELP ANSWER MY QUESTIONS?

         If you would like additional copies of this document, or if you would like to ask any additional questions, you should contact our proxy solicitor:

                                [GRAPHIC OMITTED]
                         [LOGO - D.F. KING & CO., INC.]

                      48 WALL STREET, NEW YORK, N.Y. 10005

                          CALL TOLL FREE: 888-644-6071
                                       OR
                  BANKS AND BROKERS, CALL COLLECT: 212-269-5550


                         BACKGROUND TO THE SOLICITATION

         The Fund has been an investor in the Company since July 11, 2005 and is the holder of 5,475,000 shares of Common Stock, representing approximately 14.7% of the issued and outstanding Common Stock as of December 5, 2005 (based on information publicly disclosed by the Company). The following is a chronology of events leading up to this proxy solicitation.

         Since the Fund invested in the Company in July 2005 and throughout the fall of 2005, representatives of Pardus on behalf of the Fund have communicated with the Company's management and certain members of the Company's board of directors regarding Pardus' belief that the board has failed to take sufficient action and should be devoting more time and attention to the pursuit of sound measures to enhance stockholder value. Pardus has expressed that such measures are necessary to restore public confidence and support in the Company's corporate governance and future prospects. To this end, Pardus informally proposed several candidates with broad, relevant turnaround experience for election to the board of directors to both fill existing vacancies in the two classes of directors not up for election at the 2005 Annual Meeting and for the board of directors to support for election in the class of directors whose term expires at the 2005 Annual Meeting. Each of the candidates proposed by Pardus was ultimately interviewed by the Company's management and certain members of the Company's board of directors. Pardus continued to have discussions in good faith with Company representatives following these interviews in an effort to have highly qualified independent candidates appointed and/or nominated by the Company's incumbent directors for election at the 2005 Annual Meeting. Despite Pardus' efforts and discussions with Company representatives, no agreement was reached between Pardus and the Company before the Fund's formal nomination of the Pardus Nominees with respect either to the appointment of Pardus' proposed candidates to fill the existing vacancies on the board of directors or the board's supporting Pardus' proposed candidates in the upcoming election of directors at the 2005 Annual Meeting.

         Upon hearing news items and speculation in the public marketplace about the Company having entered into discussions with third parties to consummate a strategic transaction, including, without limitation, a sale of all or part of the assets or stock of the Company or some other strategic business combination or capital restructuring transaction, Pardus became increasingly concerned that the board of directors would authorize the Company to enter into a strategic transaction either before, or shortly following, the Company's release of its restated financial statements on November 30, 2005. In Pardus' opinion, this concern was validated following the Company's engagement of J.P. Morgan Securities Inc. on November 29, 2005, to advise the Company, together with The Blackstone Group, in exploring strategic alternatives, including potential equity transactions or the sale of businesses or assets. Pardus is still very concerned that the board of directors may take decisive action without giving adequate consideration and deference to a full, fair and open process designed to maximize stockholder value.

         On October 17, 2005, Pardus, on behalf of the Fund, sent a letter to the board of directors of the Company advising of the Fund's intent to nominate highly qualified independent candidates for election to the board of directors of the Company at the 2005 Annual Meeting.

         On October 18, 2005, the board of directors unilaterally adopted a Stockholder Rights Plan with a 15% threshold trigger (the "Poison Pill"), conveniently one day after Pardus expressed the Fund's intent to nominate a slate of candidates for election to the board of directors at the 2005 Annual Meeting.

         On October 24, 2005, after having received a letter from the board of directors dated October 18, 2005 responding to Pardus' October 17th letter and addressing the process for nominating directors to the board and the adoption of the Poison Pill, Pardus sent a follow-up letter on behalf of the Fund to the Company's board of directors expressing the Fund's perception of, and dissatisfaction with, the nomination process and the board's sluggish actions and reluctance to interview the Fund's proposed nominees as of the date such response letter was sent to the board on behalf of the Fund.

         On November 9, 2005, representatives of Pardus met by telephone conference call with representatives of the Company, including Paul A. Toback, Chief Executive Officer of the Company, and Marc D. Bassewitz, Senior Vice President, Secretary and General Counsel of the Company, about the Company's consideration of the candidates informally proposed by Pardus for election to the board. As a result of the November 9, 2005 discussions, the Company agreed to follow up with and interview each of the five candidates recommended by Pardus for election to the Company's board of directors.

         On November 15, 2005 and November 16, 2005, representatives of the Company, including the incumbent members of the nominating committee of the board of directors, interviewed the five candidates recommended by Pardus for election to the Company's board of directors.

         On November 17, 2005, after further discussions with respect to the composition of the Company's board of directors between representatives of Pardus, on the one hand, and representatives of the Company, on the other hand, failed to result in a mutually acceptable agreement in an effort to avoid a protracted proxy fight, the Fund delivered a formal notice of nomination for the 2005 Annual Meeting nominating Charles J. Burdick, Barry R. Elson and Don R. Kornstein for election to the class of directors whose term expires at the 2005 Annual Meeting and to present a stockholder proposal for the approval and adoption of a binding resolution to repeal each provision or amendment of the By-laws of the Company, if any, adopted by the board of directors without the approval of the Company's stockholders subsequent to May 25, 2005 (purportedly the last date of reported changes) and prior to the approval and adoption of such resolution at the 2005 Annual Meeting. The notice of nomination was accompanied by a letter addressed to the board of directors of the Company recommending that the board appoint two additional candidates proposed by the Fund, David R. Van Valkenburg and Thomas J. Albani, to fill the existing vacancies in the other classes of directors not up for election at the 2005 Annual Meeting. At the time the formal notice of nomination for the 2005 Annual Meeting was submitted by the Fund, the Fund was cognizant of the potential implications a successful nomination of four or more candidates could have on the Company in light of the change of control provisions set forth in the Company's credit facility and outstanding senior and subordinated indebtedness. As a result, the Fund elected to nominate only three highly qualified independent candidates, the Pardus Nominees, in the formal notice of nomination for election to the class of directors whose term expires at the 2005 Annual Meeting.

         On December 5, 2005, the Company issued a press release announcing that the board had appointed Adam Metz and Steven S. Rogers to fill two existing vacancies on the board in the director classes not up for election at the 2005 Annual Meeting. The Company also announced its intention to nominate Messrs. Burdick and Elson and Eric Langshur, an incumbent board member serving in the class of directors up for election at the 2005 Annual Meeting, for election at the 2005 Annual Meeting.

         On December 6, 2005, the Company filed its preliminary proxy statement in connection with the 2005 Annual Meeting with the Securities and Exchange Commission. In Bally's Proxy Statement, the Company disclosed the board's nomination of Messrs. Burdick, Elson and Langshur for election to the board. While Pardus is pleased with the Company's decision to support Messrs. Burdick and Elson for election to the board, Pardus believes that such action is only a partial step in the right direction. Throughout the process of identifying and considering qualified individuals with a broad array of noteworthy credentials and relevant turnaround experience for service on Bally's board of directors, a process to which Pardus committed significant time and resources, Pardus tried to assemble a slate of candidates that would garner significant and widespread stockholder support, including Mr. Kornstein who Pardus believes to be truly independent and who would serve in the best interests of all stockholders. Pardus encourages the board and fellow stockholders not only to support Messrs. Burdick and Elson for election to the board, but also to support and elect Mr. Kornstein to the board in lieu of Mr. Langshur given the significant contributions Mr. Kornstein has to offer the board, the Company and all stockholders.

         Each of the Pardus Nominees is committed to acting in the best interest of the Company's stockholders and has consented to being named in this proxy statement and, if elected, to serve as a director on the Company's board. The Fund expects that each of the Pardus Nominees, if elected, would, subject to his fiduciary duties to all of the Company's stockholders, bring greater accountability and discipline to the management of the Company, and restore investor confidence. Each of the Pardus Nominees has broad, relevant turnaround experience and a vote in favor of each of the Pardus Nominees will enable the stockholders of Bally to send a clear and strong message to the board of directors that you agree with Pardus' belief that change is necessary and Pardus' objective of implementing sound corporate governance practices for the Company in an effort to maximize stockholder value. Although Pardus has indicated that Pardus might be interested in making a proposal for an acquisition or other transaction as part of any sale process undertaken by the Company, Pardus has no such plan or proposal at this time. As the largest stockholder of the Company, though, Pardus would welcome any acquisition proposal or alternative transaction that results in the highest value reasonably available for the Company's Common Stock. In connection with their efforts to maximize stockholder value, the Pardus Nominees have informed us that they would, if elected, consider all viable proposals submitted by any bidder, and any viable alternative transaction that would be superior to the Company's stockholders from a financial point of view.

         Pardus believes that it is in the best interests of the Company and its stockholders for the incumbent Class III director to be replaced as a member of the board of directors of the Company. The reasons supporting this belief include the following:

         o Pardus believes that the incumbent members of the board of directors of the Company, including the incumbent Class III director, have not demonstrated a sufficient willingness to challenge, oversee and direct the Company's management or to hold management accountable for its actions and inactions.

         o Pardus believes that the incumbent members of the board of directors of the Company, including the incumbent Class III director, do not fully understand and appreciate the urgency of the issues facing the Company and the need for significant changes in the manner in which the Company conducts its business.

         o Pardus believes that the current management and the incumbent board have presided over significant value destruction for the Company's stockholders. This incumbent team has made a series of well-publicized missteps, culminating in the release on November 30, 2005 of restated financial statements dating back to fiscal year 2000, as stockholders have suffered substantial losses.

         o By contrast, since September 6, the day Pardus filed its Schedule 13D with the United States Securities Exchange Commission, Pardus has worked publicly and through private discussions with Company management to encourage the Company to take steps necessary to improve transparency, corporate governance, and operational and financial performance. In connection with this process, Pardus has also taken steps to nominate three highly qualified independent candidates for election to the Company's board of directors at the 2005 Annual Meeting. Pardus believes that there is a direct correlation between its actions and the Company's equity market capital INCREASING to $7.72 per share as of December 1, 2005, a 100% return to stockholders since Pardus' original Schedule 13D was filed.

         o As described further in Bally's Proxy Statement, the Company has engaged J.P. Morgan Securities Inc. and The Blackstone Group to explore strategic alternatives in the interest of value creation for stockholders. As the Company embarks upon this process, certain executive officers of the Company, including Mr. Toback and Carl J. Landek, the Company's two most senior executives, have recently exercised Company options and sold Common Stock totaling, in the aggregate, over 1.2 million shares. Pardus cannot imagine a worse beginning for any sale process J.P. Morgan Securities Inc. and The Blackstone Group have been engaged to undertake. Pardus believes Mr. Toback and his management team should have exercised prudent judgment and restraint to further this process. An investor learning that Mr. Toback had sold well more than half his stock might well ask, "why would the CEO sell now if he thinks the Company can bring about a strategic transaction that will offer a premium to stockholders as soon as early next year?"

         o Pardus expects that, if elected to the Company's board, the Pardus Nominees will work to further enhance stockholder value on several fronts, including:

                 o Represent the current stockholder base in reviewing and assisting the work of J.P. Morgan Securities Inc. and The Blackstone Group to ensure that, if a sale of the Company or its assets occurs, the process will be best designed to result in the highest consideration for all stockholders.

                 o Review and oversee management's work and assist in developing a business plan that will provide direction to and challenge management to enhance the Company's value for the benefit of all stockholders. Importantly, the Pardus Nominees would seek to tie management's compensation, including any equity plan, to the Company's performance and return to stockholders.

                 o Provide specific guidance on a number of operational and financial improvements, such as increasing customer satisfaction and retention, improving product mix and profitability, reducing sales force turnover and correcting their compensation scheme to align it with selling the Company's most profitable product mixes, rationalizing the Company's real estate portfolio, and determining the best course for returning the Company to full financial health and prosperity, whether through asset sales, debt and equity financings or other strategic alternatives.

                 o Work to improve corporate governance on a range of issues. For example, Pardus believes the stockholders would benefit from separating the roles of CEO and Chairman, as many leading public companies have done following the implementation of Sarbanes-Oxley. Further, Pardus believes that the process undertaken by J.P. Morgan Securities Inc. and The Blackstone Group should be led and directed by a board committee comprised solely of independent directors and not by members of the management team.

         The Pardus Nominees will, if elected, constitute a minority of the board of directors, at least until the next meeting of the Company's stockholders for the election of directors or some other change in the composition of the board. Accordingly, the Pardus Nominees, even if they act together, will not be able to adopt any measures proposed by any particular stockholder, including the Fund, without the support of at least some incumbent members of the current board of directors. The Pardus Nominees should be expected to articulate and raise their concerns about the Company's business activities with all of the members of the board of directors of the Company. The Fund may, depending on future events, seek to nominate additional directors to the Company's board of directors in the future.

                 PROPOSAL 1: ELECTION OF THE PARDUS NOMINEES TO
                       CLASS III OF THE BOARD OF DIRECTORS

         According to publicly available information, three Class III directors are to be elected to the Company's board of directors at the 2005 Annual Meeting. The Fund proposes that the Company's stockholders elect Charles J. Burdick, Barry R. Elson, and Don R. Kornstein as the three Class III directors of the Company at the 2005 Annual Meeting. Each of the Pardus Nominees, if elected, would hold office for a term ending at the annual meeting (or special meeting in lieu thereof) of stockholders for the year 2008 or until a successor has been duly elected and qualified.

BACKGROUND OF THE PARDUS NOMINEES

         The following table sets forth the name, age, present principal occupation, business and residential address, and business experience for the past five years and certain other information with respect to the Pardus Nominees. This information has been furnished to the Fund by the Pardus Nominees.

------------------------------------------------------------------------------------------------------------
NAME, AGE AND BUSINESS AND RESIDENTIAL ADDRESS         PRINCIPAL OCCUPATION OR EMPLOYMENT DURING THE
                                                       LAST FIVE YEARS; PUBLIC COMPANY DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
CHARLES J. BURDICK (Age 54)                            Charles J. Burdick is presently a member of the
                                                       PCM Advisory Board and a non executive director
Business Address:                                      of Singer & Friedlander, a financial services
                                                       group providing its clients with banking, asset
         Singer & Friedlander                          finance, treasury and investment management
         21 New Street                                 services.  From January 2005 until summer of 2005
         London EC2M 4HR                               he was the Chief Executive Officer of HIT
         United Kingdom                                Entertainment Plc, the leading provider of
                                                       pre-school children's entertainment listed on the
Residential Address:                                   London Stock Exchange with a market capitalization
                                                       of $1.0 billion.  Mr. Burdick stepped down from his
         27 Princes Gate Court                         position as CEO of HIT Entertainment after providing
         London SW7 2QJ                                transition support to the new management team
         United Kingdom                                following the successful sale of HIT Entertainment
                                                       in May 2005. From 1996 until 2002, he was the
                                                       Chief Financial Officer and then from August 2002
                                                       until July 2004 he was the Chief Executive Officer
                                                       and a director of Telewest Communications, the
                                                       second largest cable company in the United
                                                       Kingdom. He has held a series of financial
                                                       positions with Time Warner, US WEST, and MediaOne,
                                                       specializing in corporate finance, mergers and
                                                       acquisitions, and international treasury. Mr.
                                                       Burdick received his M.B.A. from UCLA and B.A. in
                                                       Economics from UC Santa Barbara.

------------------------------------------------------------------------------------------------------------
NAME, AGE AND BUSINESS AND RESIDENTIAL ADDRESS         PRINCIPAL OCCUPATION OR EMPLOYMENT DURING THE
                                                       LAST FIVE YEARS; PUBLIC COMPANY DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
BARRY R. ELSON (Age 64)                                Barry R. Elson is the Acting Chief Executive
                                                       Officer and a director of Telewest Global, Inc.,
Business Address:                                      a provider of entertainment and communication
                                                       services.  Mr. Elson became Chairman and a
         c/o Telewest Global                           director of Telewest in November 2003 and then
         160 Great Portland Street                     in February 2004 he resigned as Chairman,
         London W1 W5 QA                               although  not as a director, and was appointed
         United Kingdom                                as the United Kingdom Acting Chief Executive
                                                       Officer of Telewest Communications and the
                                                       Acting Chief Executive.

Residential Address:                                   Officer of Telewest Global, Inc. From July 2001
                                                       to October 2003, he was the President of Pilot
         4245 Merriweather Woods                       Associates, a management consulting/coaching firm
         Alpharetta, GA 30022                          specializing in the broadband-telephony-video
                                                       industry for Wall Street clients. From November
                                                       2000 to June 2001, he was Chief Operating Officer
                                                       of Urban Media, a Silicon Valley venture capital
                                                       backed building centric CLEC start-up with
                                                       nationwide operations. From September 1997 to
                                                       November 2000, he was President of Conectiv
                                                       Enterprises and Corporate Executive Vice President
                                                       of Conectiv, a diversifying $4.2 billion energy
                                                       company in the middle Atlantic states. From
                                                       February 1983 until September 1997, he was a
                                                       senior executive with Cox Communications where he
                                                       rose through a series of senior line operating
                                                       positions to be Executive Vice President of
                                                       Operations with company-wide $1.4 billion profit
                                                       and loss responsibility. Mr. Elson earned his
                                                       M.B.A. with distinction from Cornell University
                                                       and earned his B.A. with honors from Dartmouth
                                                       College.

DON R. KORNSTEIN (Age 53)                              Don R. Kornstein has been a consultant for the
                                                       past five years specializing in strategic,
Business Address:                                      financial and management advisory services.
                                                       Since 2002, Mr. Kornstein has been the founder
         Alpine Advisors LLC                           and managing member of Alpine Advisors LLC which
         825 Lakeshore Blvd.                           provides value enhancing strategic, management,
         Incline Village, NV 89451                     operational and financial consulting services to
                                                       a wide range of companies with varying needs.
Residential Address:                                   From 2000 until 2001, in his capacity as a
                                                       consultant, Mr. Kornstein served as the interim
         825 Lakeshore Blvd.                           Chief Operating Officer to First World
         Incline Village, NV 89451                     Communications, Inc. where he was brought in by
                                                       Texas Pacific Group to restructure and stabilize
                                                       three telecom and internet businesses in
                                                       anticipation of a sale, which was successfully
                                                       completed within 12 months. From 1994 until 2000,
                                                       Mr. Kornstein served as the Chief Executive
                                                       Officer, President and a director of Jackpot
                                                       Enterprises, Inc., an NYSE listed company engaged
                                                       in the gaming industry through the operation of
                                                       over 5000 gaming devices in a variety of retail
                                                       establishments and casinos. From 1977 until 1994,
                                                       Mr. Kornstein was an investment banker with Bear,
                                                       Stearns & Co. Inc. At the time of his departure in
                                                       1994 from Bear, Stearns & Co., Inc., he was a
                                                       Senior Managing Director, the Group Head of the
                                                       Gaming & Leisure Group and a member of the
                                                       Investment Banking Commitment Committee. From 2003
                                                       until 2005, Mr. Kornstein was a member of the

------------------------------------------------------------------------------------------------------------
NAME, AGE AND BUSINESS AND RESIDENTIAL ADDRESS         PRINCIPAL OCCUPATION OR EMPLOYMENT DURING THE
                                                       LAST FIVE YEARS; PUBLIC COMPANY DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
                                                       board of directors of Shuffle Master, Inc.
                                                       (NASDAQ) where he was a member of the Audit,
                                                       Compensation and Governance Committees. From 1995
                                                       until 2003 he was a member of the board of
                                                       directors of Varsity Brands, Inc. (AMEX) where he
                                                       served as the Chairman of the Compensation
                                                       Committee, past Chairman of the Audit Committee
                                                       and the Chairman of the Exploratory and
                                                       Negotiating Committee where he had primary
                                                       responsibility for successfully reviewing,
                                                       evaluating and negotiating strategic alternatives
                                                       on behalf of the board. Mr. Kornstein earned his
                                                       M.B.A. in finance and accounting from Columbia
                                                       University Graduate School of Business, attended
                                                       the Stanford Law School's Directors' College, and
                                                       earned his B.A. with honors in Economics from the
                                                       University of Pennsylvania.

         None of the Pardus Nominees has carried on an occupation or employment, during the past five years, with the Company or any corporation or organization which is or was a parent, subsidiary or other affiliate of the Company, and none of the Pardus Nominees has ever served on the board of directors of the Company. No family relationships exist between any Pardus Nominee and any director or executive officer of the Company.

         Other than as set forth on Annex A, none of the Pardus Nominees owns beneficially, directly or indirectly, or of record but not beneficially, any securities of the Company, or any parent or subsidiary of the Company, nor has any Pardus Nominee purchased or sold any securities of the Company within the last two years.

WE STRONGLY URGE YOU TO VOTE "FOR" THE ELECTION OF CHARLES J. BURDICK, BARRY R. ELSON, AND DON R. KORNSTEIN BY SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT. IF YOU HAVE SIGNED THE GREEN PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES REPRESENTED BY THE GREEN PROXY CARD "FOR" THE ELECTION OF ALL NOMINEES NAMED ON THE GREEN PROXY CARD.

OTHER INFORMATION ABOUT THE DIRECTOR NOMINEES AND PARDUS

         The Pardus Nominees stand committed to pursuing and implementing strategies for enhancing stockholder value and restoring public confidence and support in the Company. However, there can be no assurance that the actions the Pardus Nominees intend to take will be implemented if they are elected or that the election of the Pardus Nominees will improve the Company's business or prospects or otherwise enhance stockholder value. Your vote to elect the Pardus Nominees does not constitute a vote in favor of any value-enhancing plans of Pardus for the Company. Your vote to elect the Pardus Nominees will have the legal effect of replacing one incumbent director and filling two vacancies on the Company's board in the class of directors whose term expires at the 2005 Annual Meeting with the Pardus Nominees. Neither Pardus nor, to the knowledge of Pardus, any other person on behalf of Pardus has made or undertaken any analysis or reports as to whether stockholder value will be maximized as a result of the solicitation described in this proxy statement or obtained reports from consultants or other outside parties as to whether the proposals presented herein would have an effect on stockholder value. There can be no assurance that stockholder value will be maximized as a result of this solicitation or the election of the Pardus Nominees.

         According to the Company's public filings, if elected as a director of the Company, each of the Pardus Nominees would receive an annual retainer of $30,000 for board membership and an additional stipend for service on committees of the board of directors of $1,000 per year for committee members, as well as fees of $2,000 per board meeting and $1,000 for attendance at any committee meeting. The chairman of a committee receives an additional annual stipend of $7,500 and the chairman of the audit committee receives an additional annual stipend of $25,000. In addition, pursuant to the Company's 1996 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), each non-employee director of the Company is granted an option to purchase 5,000 shares of Common Stock upon the commencement of service on the board of directors, with another option to purchase 5,000 shares of Common Stock granted on the second anniversary thereof. Additional grants of options may be made from time to time pursuant to the Directors' Plan. Options under the Directors' Plan are generally granted with an exercise price equal to the fair market value of the Common Stock at the date of grant. Option grants under the Directors' Plan become exercisable in three equal annual installments commencing one year from the date of grant and have a 10-year term. The Pardus Nominees, if elected, will be indemnified for service as directors of the Company to the same extent indemnification is provided to the current directors of the Company under the Company's Restated Certificate of Incorporation and By-laws. In addition, subject to stockholder approval at the 2005 Annual Meeting of an equity compensation plan, if elected as a director of the Company, each of the Pardus Nominees would receive for fiscal years ending after December 31, 2005 an annual grant of $30,000 of equity compensation in the form of restricted stock and/or options and a grant of $20,000 of restricted stock in 2006 and 2007. The Fund also believes that upon election, the Pardus Nominees will be covered by the Company's officer and director liability insurance. The Fund disclaims any responsibility for the accuracy of the foregoing information extracted from the Company's public filings.

         The Pardus Nominees will not receive any compensation from Pardus for their service as nominees for election or as directors, if elected, of the Company. The Fund has agreed to indemnify the Pardus Nominees against losses incurred in connection with their service as nominees for election as directors of the Company and in connection with the solicitation of proxies in respect thereof. The Fund has also agreed to reimburse the Pardus Nominees for out-of-pocket expenses incurred in their capacity as nominees, including, without limitation, reimbursement for reasonable travel expenses. Each Pardus Nominee has executed a written consent agreeing to be named in this proxy statement and to be a nominee for election as a director of the Company and to serve as a director if so elected.

         Other than as set forth herein (including in Annex A hereto), none of Pardus, the Pardus Nominees, or any of their respective associates, has any arrangements or understandings with any person or persons with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

         Other than as described herein (including in Annex A hereto), there are no arrangements or understandings between the Pardus Nominees and any other party pursuant to which any such nominee was or is to be selected as a director or nominee.

         There are no material proceedings in which the Pardus Nominees or any of their associates is a party adverse to the Company or any of its subsidiaries, or material proceedings in which such nominee or any such associate has a material interest adverse to the Company or any of its subsidiaries.

         None of the Pardus Nominees, their immediate family members, any corporation or organization of which the Pardus Nominee is an executive officer or partner or is, directly or indirectly, the beneficial owner of ten percent or more of any class of equity securities, or any trust or other estate in which any Pardus Nominee has a substantial beneficial interest or serves as a trustee or in a similar capacity, has been indebted to the Company or its subsidiaries, at any time since the beginning of the Company's last fiscal year, in an amount in excess of $60,000.

         Neither the Pardus Nominees nor any of their associates has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans, or other compensation, from, or in respect of, services rendered on behalf of the Company.

         During the last five years, the Pardus Nominees were not involved in any of the events described in Item 401(f) of Regulation S-K and that are material to an evaluation of the ability or integrity of any such nominee to become a director of the Company.

         None of the relationships regarding the Pardus Nominees described under
Item 404(b) of Regulation S-K exists or has existed during the Company's last fiscal year.

         The Fund does not expect that the Pardus Nominees will be unable to stand for election, but, in the event that such persons are unable to serve or for good cause will not serve, the shares represented by the enclosed GREEN proxy card will be voted for substitute nominees. In addition, the Fund reserves the right to nominate substitute persons if the Company makes or announces any changes to its By-laws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Pardus Nominees. In any such case, shares of Common Stock represented by the enclosed GREEN proxy card will be voted for such substitute nominees. The Fund reserves the right to nominate additional persons if the Company increases the size of the board of directors above its existing size or increases the number of directors whose terms expire at the 2005 Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of the Fund that any attempt to increase the size of the current board of directors or to reconstitute or reconfigure the classes on which the current directors serve may constitute an unlawful manipulation of the Company's corporate machinery.

YOU ARE URGED TO VOTE FOR THE ELECTION OF EACH OF THE PARDUS NOMINEES ON THE ENCLOSED GREEN PROXY CARD.


              PROPOSAL 2: THE PROPOSAL TO REPEAL CERTAIN PROVISIONS
                              OF THE BALLY BY-LAWS

         The Fund and certain of its affiliates and associates are soliciting proxies to take the following action at the 2005 Annual Meeting:

         Proposal:         To present a resolution for approval and adoption by
                           the stockholders of the Company to repeal each provision or amendment of the By-Laws of the Company, if any, adopted by the board of directors without the approval of the Company's stockholders subsequent to May 25, 2005 (purportedly the last date of the reported changes) and prior to the adoption of the resolution at the 2005 Annual Meeting. Based on publicly available information, no amendments to the By-laws after May 25, 2005 and prior to the date of this proxy statement have been publicly disclosed.
                           The text of the resolution is set forth on Annex B attached hereto.

         Purpose: The proposal is being brought before the 2005 Annual Meeting pursuant to Section 109 of the Delaware General Corporation Law, which empowers stockholders to adopt, amend or repeal bylaws. The Pardus Proposal is intended to deter the current members of the board of directors from amending the Company's By-laws in a manner that would create obstacles to the election of the Pardus Nominees who the Fund believes will act in the best interests of all of the Company's stockholders.

         The adoption of this Proposal 2 could result in the repeal of certain provisions of the Company's By-laws which may be in the best interest of Company stockholders. In Pardus' view, however, such a possibility is unlikely because Pardus believes that the Company's incumbent board of directors has failed to act in the best interest of the Company's stockholders with respect to the operation of the business. If the Company's incumbent board of directors adopts any material amendments to the Company's By-laws that would be subject to repeal under this Proposal 2 and such amendments are made available to Pardus or the general public sufficiently in advance of the 2005 Annual Meeting, Pardus will provide you with additional materials regarding such amendments.

         According to Bally's Proxy Statement, the Company is recommending that stockholders abstain with respect to the Pardus Proposal, because no provisions of or amendments to the Company's By-laws have been adopted by the board of directors without the approval of the Company's stockholders subsequent to May 25, 2005. Pardus urges you to vote "FOR" the Pardus Proposal rather than to abstain, as the incumbent board of directors may amend the Company's By-laws at any time prior to January 26, 2006, the date of the 2005 Annual Meeting.

         The accompanying GREEN proxy card will be voted in accordance with your instruction on such card. You may vote for or vote against, or abstain from voting on, Proposal 2 described above by marking the proper box on the GREEN proxy card.

YOU ARE URGED TO VOTE "FOR" THE APPROVAL AND ADOPTION OF THE RESOLUTION TO REPEAL EACH PROVISION OR AMENDMENT OF THE BY-LAWS OF THE COMPANY, IF ANY, ADOPTED BY THE BOARD OF DIRECTORS WITHOUT THE APPROVAL OF THE COMPANY'S STOCKHOLDERS SUBSEQUENT TO MAY 25, 2005 (PURPORTEDLY THE LAST DATE OF REPORTED CHANGES) AND PRIOR TO THE APPROVAL AND ADOPTION OF SUCH RESOLUTION AT THE 2005 ANNUAL MEETING ON THE ENCLOSED GREEN PROXY CARD.


              PROPOSAL 3: THE 2006 OMNIBUS EQUITY COMPENSATION PLAN

         According to Bally's Proxy Statement, the Company is soliciting proxies with respect to a proposal for the stockholders to approve the Bally Total Fitness Holding Corporation 2006 Omnibus Equity Compensation Plan (the "Plan"). The board of directors has unanimously approved the Plan and is submitting it for stockholder approval at the 2005 Annual Meeting. According to Bally's Proxy Statement, under the Plan the Company will be able to grant stock options, stock units, stock awards, dividend equivalents and other stock-based awards and if approved, 2,500,000 shares of Common Stock or other securities of the Company will be authorized for issuance under the Plan. Bally's Proxy Statement contains a summary of the Plan and a copy of the Plan is attached thereto as Exhibit B. The board's adoption of the Plan is conditioned upon stockholder approval. The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the 2005 Annual Meeting and entitled to vote will be required for approval of the Plan. The rules of the NYSE further require that at least a majority of the votes of shares of Common Stock entitled to vote must be cast with respect to the approval of the Plan. Please refer to Bally's Proxy Statement for a detailed discussion of this proposal, including various arguments in favor of and against the proposal to approve the Plan.

         Pardus recommends that stockholders vote AGAINST the approval of the Plan at the 2005 Annual Meeting. Pardus does not believe that the existing management team, which has been more than generously compensated as described in further detail in Bally's Proxy Statement, should receive any additional equity or incentives as would be provided under the Plan until such time as management proves it has earned such rewards. Certain executive officers of the Company, including Mr. Toback, have recently exercised Company options and sold Common Stock totaling, in the aggregate, over 1.2 million shares. Given these significant insider sales, it seems apparent to Pardus that the management team consists of SELLERS and not BUYERS of the Company's equity; demonstrating, in Pardus' opinion, existing management's lack of confidence in the future prosperity of Bally that they are currently entrusted to create. Therefore, Pardus believes it would be a poor use of Company resources to further reward these executives with equity in the Company.

         Furthermore, Pardus does not believe that the current management team should be rewarded with additional compensation and incentives given the destruction in value the stockholders have suffered under the incumbent management team and in light of what Pardus believes to be overly-generous compensation arrangements, considering the performance results. By way of example, according to Bally's Proxy Statement Mr. Toback's total compensation for serving as Chairman and CEO, including salary and bonus, increased from $775,000 in 2003 to $975,000 in 2004. According to its report contained in Bally's Proxy Statement, the Company's Compensation Committee, which is the governing body responsible for authorizing Mr. Toback's compensation, considered the actual performance of the Company as compared to the targeted performance goals for the Company and Mr. Toback for 2004 in determining Mr. Toback's bonus for 2004. Based on the Company's actual performance, the committee determined that the Company's performance goals were not met for 2004. Despite this shortfall, Mr. Toback was nonetheless awarded a bonus of $400,000 (70% of his base salary) in respect of a year in which, by the Compensation Committee's own admission, the Company underperformed.

         Finally, given that the Company's retention of J.P. Morgan Securities Inc. and The Blackstone Group strongly indicates that a strategic sale or re-capitalization will occur, we believe the board of directors' fiduciary duties compel its members to maximize value for the stockholders in such an event. If the Plan is approved, however, there is the potential for existing stockholders to suffer dilution by up to 2,500,000 shares of Company stock that will be placed in the hands of management. Based on the disclosure in Bally's Proxy Statement regarding the number of shares of Common Stock outstanding as of December 5, 2005, this would constitute approximately 6.5% of the Company's issued and outstanding stock.

YOU ARE URGED TO VOTE "AGAINST" THE 2006 OMNIBUS EQUITY COMPENSATION PLAN ON THE ENCLOSED GREEN PROXY CARD.

         PROPOSAL 4: THE RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITOR
          FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005

         According to Bally's Proxy Statement, the Company is soliciting proxies with respect to a proposal for the stockholders to ratify the appointment of KPMG LLP as the Company's independent auditor for the fiscal year ending December 31, 2005. The Company's board of directors unanimously recommended a vote for this proposal. Please refer to Bally's Proxy Statement for a detailed discussion of this proposal, including various arguments in favor of and against such proposal.

YOU ARE URGED TO VOTE "FOR" THE RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITOR FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005 ON THE ENCLOSED GREEN PROXY CARD.


                                  OTHER MATTERS

         Except for the matters discussed above and the stockholder proposals described in the preliminary proxy statement on Schedule 14A filed by Liberation on December 8, 2005 (as amended on December 14, 2005), as further described in Bally's Proxy Statement (the "Liberation Proposals"), the participants in the solicitation of proxies described in this proxy statement know of no other matters to be presented at the 2005 Annual Meeting. Please refer to Bally's Proxy Statement and the definitive proxy statement of Liberation for a detailed discussion of the Liberation Proposals, including various arguments in favor of and against the Liberation Proposals. If the Liberation Proposals properly come before the 2005 Annual Meeting, the proxy holders will use their discretionary authority in voting on the Liberation Proposals.

         If any other matters should properly come before the 2005 Annual Meeting, it is intended that the persons named on the enclosed GREEN proxy card will vote those proxies on such other matters in accordance with such persons' sole discretion. Except in respect of the Liberation Proposals, the participants in the solicitation of proxies described in this proxy statement will not use such discretionary authority to vote the proxies for any matters of which any of the participants are aware a reasonable time before the 2005 Annual Meeting.


                                VOTING PROCEDURES

         According to Bally's Proxy Statement, the voting procedures for the 2005 Annual Meeting are as follows:

         The presence at the 2005 Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding on December 20, 2005 (the Record Date) will constitute a quorum, permitting the meeting to conduct its business. Stockholders of record at the close of business on the Record Date will be entitled to one vote at the 2005 Annual Meeting for each share of Common Stock held on the Record Date. Abstentions and broker non-votes are considered to be shares present for the purpose of determining whether a quorum exists. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If you hold your shares in "street name" through a broker or other nominee, your broker or nominee will not be permitted to exercise voting discretion with respect to any of the contested matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, or you do not vote your shares according to the enclosed voting instruction form, your shares will not be voted on those matters. A properly executed proxy marked "ABSTAIN" with respect to any matter will not be voted with respect to such matter. Accordingly, an abstention will have the effect of a negative vote with respect to such matter.

         If a quorum is present, directors shall be elected by the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the 2005 Annual Meeting and entitled to vote generally in the election of directors. Votes may be cast in favor of or withheld with respect to each Pardus Nominee.

         If a quorum is present, the affirmative vote of the holders of 75% of the shares represented in person or by proxy at the 2005 Annual Meeting and entitled to vote generally in the election of directors is required to approve and adopt the binding resolution to repeal each provision or amendment of the By-laws of the Company, if any, adopted by the board of directors of the Company without the approval of the Company's stockholders subsequent to May 25, 2005 (purportedly the last date of reported changes) and prior to the approval and adoption of such resolution at the 2005 Annual Meeting.

         If a quorum is present, the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the 2005 Annual Meeting and entitled to vote is required to approve the 2006 Omnibus Equity Compensation Plan. The rules of the New York Stock Exchange ("NYSE") further require that at least a majority of the votes of shares of Common Stock entitled to vote must be cast with respect to the approval of the new equity plan. Pursuant to the rules of the NYSE, a broker may not vote on the adoption of or a material amendment to an equity compensation plan such as the 2006 Omnibus Equity Compensation Plan without an instruction from the beneficial owner of the shares held by such broker. Such broker non-votes will not be considered present for purposes of calculating a majority and, therefore, will have no effect on the outcome of the vote, except to the extent a broker non-vote is not counted as a vote "cast" for purposes of the NYSE majority vote requirement.

         If a quorum is present, the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the 2005 Annual Meeting and entitled to vote is required for the ratification of KPMG as the Company's independent auditor.

         If a quorum is present and the Liberation Proposals properly come before the 2005 Annual Meeting, the affirmative vote of not less than 75% of the votes entitled to be cast by the holders of all outstanding shares of the Company's stock then entitled to vote is required to approve the Liberation

Proposals. For each other item which properly comes before the meeting, if any, unless otherwise required by law, the Company's Restated Certificate of incorporation, the Company's By-laws or the rules or regulations of any stock exchanges applicable to the Company or its securities, the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the 2005 Annual Meeting and entitled to vote on the item will be required for approval.

         For more details regarding such procedures and the related matters please refer to Bally's Proxy Statement.

WHETHER OR NOT YOU ARE ABLE TO ATTEND THE 2005 ANNUAL MEETING, YOU ARE URGED TO COMPLETE THE ACCOMPANYING GREEN PROXY CARD AND RETURN IT IN THE ENCLOSED SELF-ADDRESSED, PREPAID ENVELOPE. ALL VALID PROXIES RECEIVED PRIOR TO THE MEETING WILL BE VOTED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED (A) "FOR" THE ELECTION OF CHARLES J. BURDICK, BARRY R. ELSON AND DON R. KORNSTEIN TO CLASS III OF THE COMPANY'S BOARD OF DIRECTORS, (B) "FOR" THE APPROVAL AND ADOPTION OF THE BY-LAW RESOLUTION TO REPEAL EACH PROVISION OR AMENDMENT OF THE BY-LAWS OF THE COMPANY, IF ANY, ADOPTED BY THE BOARD OF DIRECTORS WITHOUT THE APPROVAL OF THE COMPANY'S STOCKHOLDERS SUBSEQUENT TO MAY 25, 2005 (PURPORTEDLY THE LAST DATE OF REPORTED CHANGES) AND PRIOR TO THE APPROVAL AND ADOPTION OF SUCH RESOLUTION AT THE 2005 ANNUAL MEETING, (C) "AGAINST" THE ADOPTION OF THE 2006 OMNIBUS EQUITY COMPENSATION PLAN, (D) "FOR" THE RATIFICATION OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005, AND (E) "FOR" GRANTING TO THE PROXY HOLDERS DISCRETION ON THE LIBERATION PROPOSALS, IF PROPERLY BROUGHT BEFORE THE MEETING, AND ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

         If you have any questions or require any additional information concerning this proxy statement, please contact our proxy solicitor, D.F. King & Co., Inc., at the address or telephone number set forth below.

                                [GRAPHIC OMITTED]
                         [LOGO - D.F. KING & CO., INC.]

                      48 WALL STREET, NEW YORK, N.Y. 10005

                          CALL TOLL FREE: 888-644-6071
                                       OR
                  BANKS AND BROKERS, CALL COLLECT: 212-269-5550

                                PROXY PROCEDURES

         IN ORDER FOR YOUR VIEWS TO BE REPRESENTED AT THE 2005 ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING GREEN PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

         The accompanying GREEN proxy card will be voted at the 2005 Annual Meeting in accordance with your instructions on such card.

REVOCATION OF PROXIES

         You may change your proxy instructions at any time prior to the vote at the 2005 Annual Meeting for shares held directly in your name. You may accomplish this by completing and submitting a later-dated GREEN proxy card to our proxy solicitor, D.F. King & Co., Inc. (48 Wall Street, New York, NY 10005), or by attending the 2005 Annual Meeting and voting in person, or by delivering to the Corporate Secretary of Bally a written notice, bearing a later date than the date of your proxy instructions provided to Bally, stating that your proxy provided to Bally is revoked. You should send any notice of revocation to the Corporate Secretary of Bally at Bally's executive offices located at 8700 West Bryn Mawr Avenue, Chicago, Illinois 60631. Attendance at the 2005 Annual Meeting alone will not cause your previously-granted proxy to be revoked unless you vote in person. For more details regarding such procedures and the related matters, please refer to Bally's Proxy Statement. If your shares are held in "street name," you must either vote your shares according to the enclosed voting instruction form or contact your broker or other nominee and follow the directions provided to you in order to change your vote.

         Only holders of record as of the close of business on the Record Date will be entitled to vote. If you were a stockholder of the Company on the Record Date, you will retain your voting rights at the 2005 Annual Meeting even if you sell such shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares on the accompanying GREEN proxy card, even if you sell such shares after the Record Date.

DISSENTERS' RIGHT OF APPRAISAL

         Stockholders do not have appraisal or similar rights of dissenters under Delaware law with respect to the matters described in this proxy statement.

                             SOLICITATION OF PROXIES

         In connection with the solicitation of proxies by the Fund and certain of its affiliates and associates for use at the 2005 Annual Meeting, proxies may be solicited by mail, facsimile, telephone, telegraph, electronic mail, in person and by advertisements. The Pardus Nominees may make solicitations of proxies but will not receive compensation for acting as nominees. Solicitations may be made by certain directors, officers, members and employees of the Fund, PCM or PCM LLC, none of whom will receive additional compensation for such solicitation.

         None of the Pardus Nominees has individually retained any person to provide proxy solicitation or advisory services in connection with the solicitation. The Fund has retained D.F. King & Co., Inc. for solicitation and advisory services in connection with the solicitation, for which D.F. King & Co., Inc. has received a fee of $10,000 (creditable toward the final fee in an amount not to exceed $105,000), together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses. D.F. King & Co., Inc. will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. The Fund will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. The Fund will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that D.F. King & Co., Inc. will employ approximately 50 persons to solicit the Company's stockholders for the Annual Meeting.

         The entire expense of soliciting proxies is being borne by the Fund. The Fund does not currently intend to seek reimbursement of the costs of this solicitation from the Company. The costs of this solicitation of proxies, and other costs specifically related to this solicitation, are currently estimated to be approximately $300,000. The Fund estimates that through the date hereof, its total expenditures in connection with this solicitation are approximately $200,000.

                             ADDITIONAL INFORMATION

         The information concerning the Company contained in this proxy statement and the Annexes attached hereto has been taken from, or is based upon, publicly available information. To date, the participants in the solicitation of proxies described in this proxy statement have not had access to the books and records of the Company. Although the participants in the solicitation of proxies described in this proxy statement do not have any information that would indicate that any information contained in this proxy statement concerning the Company is inaccurate or incomplete, the participants do not take any responsibility for the accuracy or completeness of such information.

         Please refer to Bally's Proxy Statement and annual report for certain information and disclosure required by applicable law. This information and disclosure includes, among other things, securities of Bally held by Bally's directors, nominees, management and 5% stockholders, certain biographical information on the Company's directors and executive officers, information concerning executive compensation, an analysis of cumulative total returns on an investment in shares of Common Stock during the past five years and procedures for submitting proposals for inclusion in the Company's proxy statement at the next annual meeting. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of the

Company's stockholders must be received by the Company for inclusion in the Company's proxy statement and form of proxy for that meeting is also contained in Bally's Proxy Statement. This information is contained in Bally's public filings and Bally stockholders should refer to Bally's Proxy Statement and public filings in order to review this disclosure. The participants in the solicitation of proxies described in this proxy statement take no responsibility for the accuracy or completeness of such information.

         December 29, 2005

                                    PARDUS EUROPEAN SPECIAL OPPORTUNITIES
                                        MASTER FUND L.P.
                                    PARDUS CAPITAL MANAGEMENT L.P.
                                    PARDUS CAPITAL MANAGEMENT LLC
                                    MR. KARIM SAMII
                                    MR. JOSEPH R. THORNTON
                                    MR. CHARLES J. BURDICK
                                    MR. BARRY R. ELSON
                                    MR. DON R. KORNSTEIN

                                     ANNEX A

                   INFORMATION CONCERNING CERTAIN PARTICIPANTS

         Pardus and the Pardus Nominees are deemed to be "participants" in the solicitation of proxies from the Company's stockholders to vote in favor of the election of the Pardus Nominees to serve in Class III on the Company's board of directors and the approval of the Pardus Proposal described in this proxy statement to repeal each provision or amendment of the By-laws of the Company, if any, adopted by the board of directors without the approval of the Company's stockholders subsequent to May 25, 2005 (purportedly the last date of reported changes) and prior to the approval and adoption of such resolution at the 2005 Annual Meeting. The business address of each of the Fund, PCM, PCM LLC, Mr. Karim Samii, and Mr. Joseph R. Thornton, and the record address of the Fund as an owner of record of the Company, is 1001 Avenue of the Americas, Suite 1100, New York, New York 10018.

         PCM serves as the investment manager of the Fund and possesses sole power to vote and direct the disposition of all shares of Common Stock held by the Fund. PCM, through one or more funds and/or accounts managed by it and/or its affiliates, is engaged in the investment in property of all kinds, including but not limited to capital stock, depository receipts, investment companies, mutual funds, subscriptions, warrants, bonds, notes, debentures, options and other securities and instruments of various kind and nature. PCM LLC is the general partner of PCM, and Mr. Karim Samii is the sole member of PCM LLC and the President of PCM. Mr. Joseph R. Thornton is a portfolio manager of PCM.

         The Pardus Nominees do not beneficially own any securities of the Company and, except for Mr. Kornstein and his wife's joint 0.39% ownership interest in Liberation Investments, L.P., the direct beneficial owner of 2,662,963 shares of Common Stock, the Pardus Nominees do not have any personal ownership interest, direct or indirect, in any securities of the Company. Charles J. Burdick currently serves on the PCM Advisory Board which advises PCM and its affiliates from time to time with respect to investment strategies, assessing business viability, sourcing transactions and valuing potential investments. The PCM Advisory Board members do not have any oversight responsibility or discretion over the investments made by or on behalf of PCM and its affiliates and the PCM Advisory Board members do not (except to the extent publicly disclosed by the Fund) have any knowledge of the investments held by PCM and its affiliates from time to time. Mr. Burdick does not receive and is not entitled to any compensation or remuneration for serving on the PCM Advisory Board from the Fund or any of its affiliates. The PCM Advisory Board members have the ability to invest up to an aggregate of $10,000,000 in the Fund and certain of its affiliates. Mr. Burdick does not have any investment interest in the Fund or any of its affiliates.

         The Pardus Nominees may be deemed to have an interest in their nominations for election to the board of directors by virtue of compensation the Pardus Nominees will receive from the Company as directors, if elected to the board of directors.


                                    Annex A-1

         During the past ten years, neither any member of Pardus nor any Pardus Nominee has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

         The direct and indirect security holdings of Pardus are as follows: the Fund is the direct holder of 5,475,000 shares of Common Stock (including 1,000 shares of Common Stock owned of record by Pardus directly in its own name and 1,000 shares of Common Stock owned of record by the Fund in the name of Pardus Capital A/C Pardus European Special Opportunities Master Fund L.P.) and $10,500,000 principal amount (the "Debt") of the Company's 9 7/8% Senior Subordinated Notes due 2007 (the "Notes"); PCM, in its capacity as investment manager of Pardus, has sole voting and dispositive power with respect to all of the shares of Common Stock and Debt held by the Fund; PCM LLC, as the general partner of PCM, and Mr. Karim Samii, as the sole member of PCM LLC, may be deemed to be the beneficial owners of all of the shares of Common Stock and Debt held by Fund; however, PCM LLC and Mr. Samii disclaim beneficial ownership of the all such shares of Common Stock and Debt. PCM LLC, and in turn Mr. Samii, may earn fees and incentive allocations on account of the Fund's investment in the Common Stock. Mr. Thornton, in his capacity as a portfolio manager of PCM, may also earn fees and incentive allocations on account of the Fund's investment in the Common Stock. Except as set forth herein, no other person or entity of Pardus owns of record any securities of the Company.

         On November 3, 2005, PCM caused 1,000 shares of Common Stock owned by the Fund to be registered in the name of Pardus Capital A/C Pardus European Special Opportunities Master Fund L.P. as the record owner. On November 14, 2005, PCM caused an additional 1,000 shares owned by the Fund to be registered directly in the name of the Fund as the record owner. The remainder of the shares owned by the Fund are held in street name. Other than as set forth above in this Annex A and in the attached proxy statement, neither Pardus nor any Pardus Nominee is the record or beneficial owner of any securities of the Company, or any parent or subsidiary of the Company. Other than as set forth herein, neither Pardus nor any Pardus Nominee has effected any transactions in any securities of the Company in the last two years. The Fund used its own assets to purchase the shares of Common Stock (other than the shares of Common Stock the Fund received as consideration from the Company in the consent solicitation commenced by the Company on October 18, 2005, which expired at 5:00 p.m. on November 1, 2005) and Debt owned by the Fund. Such shares of Common Stock and Debt held by the Fund were purchased through and are held in brokerage custodian accounts which, from time to time in the ordinary course, may utilize margin borrowing in connection with purchasing, borrowing, or holding of securities, and such shares of Common Stock and Debt may thereby be, or in the future become, subject to the terms and conditions of such margin debt and terms, together with all other securities held therein. As of the date hereof, no part of the purchase price or market value of any of the shares of Common Stock or Debt held by the Fund is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such shares or Debt.

         Neither any member of Pardus nor any Pardus Nominee is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not


                                    Annex A-2
limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profit, or the giving or withholding of proxies.

         Except as set forth herein or in the proxy statement, no associate of Pardus or of any Pardus Nominee owns beneficially, directly or indirectly, any securities of the Company. Other than as set forth herein, the Pardus Nominees do not possess beneficial ownership of any securities of the Company, directly or indirectly.

         Other than as set forth herein, none of Pardus, any Pardus Nominee or any of their respective associates or immediate family members have had or will have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company's last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $60,000.

         The Fund's transactions in securities of the Company during the past two years are as follows:

PARDUS EUROPEAN SPECIAL OPPORTUNITIES MASTER FUND L.P.

-----------------------------------------------------------------------------------------------------------
CAPITAL STOCK             TRADE DATE             BUY/SELL             AMOUNT            PRICE
-----------------------------------------------------------------------------------------------------------
Common Stock              07/11/05               Buy                  10,000            $3.20
-----------------------------------------------------------------------------------------------------------
Common Stock              07/12/05               Buy                  3,800             $3.29
-----------------------------------------------------------------------------------------------------------
Common Stock              07/12/05               Buy                  15,100            $3.28
-----------------------------------------------------------------------------------------------------------
Common Stock              07/12/05               Buy                  12,200            $3.27
-----------------------------------------------------------------------------------------------------------
Common Stock              07/12/05               Buy                  7,100             $3.26
-----------------------------------------------------------------------------------------------------------
Common Stock              07/12/05               Buy                  39,500            $3.25
-----------------------------------------------------------------------------------------------------------
Common Stock              07/12/05               Buy                  11,700            $3.24
-----------------------------------------------------------------------------------------------------------
Common Stock              07/12/05               Buy                  600               $3.23
-----------------------------------------------------------------------------------------------------------
Common Stock              07/13/05               Buy                  1,600             $3.26
-----------------------------------------------------------------------------------------------------------
Common Stock              07/13/05               Buy                  5,000             $3.25
-----------------------------------------------------------------------------------------------------------
Common Stock              07/13/05               Buy                  100               $3.24
-----------------------------------------------------------------------------------------------------------
Common Stock              07/13/05               Buy                  800               $3.22
-----------------------------------------------------------------------------------------------------------
Common Stock              07/13/05               Buy                  600               $3.21
-----------------------------------------------------------------------------------------------------------
Common Stock              07/13/05               Buy                  1,700             $3.20
-----------------------------------------------------------------------------------------------------------
Common Stock              07/13/05               Buy                  200               $3.19
-----------------------------------------------------------------------------------------------------------
Common Stock              07/14/05               Buy                  2,100             $3.25
-----------------------------------------------------------------------------------------------------------
Common Stock              07/14/05               Buy                  1,400             $3.24
-----------------------------------------------------------------------------------------------------------
Common Stock              07/14/05               Buy                  5,000             $3.22
-----------------------------------------------------------------------------------------------------------
Common Stock              07/14/05               Buy                  6,500             $3.21
-----------------------------------------------------------------------------------------------------------
Common Stock              07/14/05               Buy                  13,000            $3.20
-----------------------------------------------------------------------------------------------------------
Common Stock              07/14/05               Buy                  200               $3.19
-----------------------------------------------------------------------------------------------------------
Common Stock              07/14/05               Buy                  1,000             $3.18
-----------------------------------------------------------------------------------------------------------
Common Stock              07/14/05               Buy                  800               $3.16
-----------------------------------------------------------------------------------------------------------
Common Stock              07/19/05               Buy                  2,600             $3.28
-----------------------------------------------------------------------------------------------------------
Common Stock              07/19/05               Buy                  17,000            $3.27
-----------------------------------------------------------------------------------------------------------
Common Stock              07/19/05               Buy                  300               $3.26
-----------------------------------------------------------------------------------------------------------
Common Stock              07/19/05               Buy                  100               $3.25
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  100               $3.55
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  300               $3.52
-----------------------------------------------------------------------------------------------------------


                                    Annex A-3

-----------------------------------------------------------------------------------------------------------
CAPITAL STOCK             TRADE DATE             BUY/SELL             AMOUNT            PRICE
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  19,300            $3.50
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  800               $3.48
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  3,500             $3.47
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  700               $3.46
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  1,300             $3.45
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  100               $3.44
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  10,200            $3.43
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  38,900            $3.42
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  8,000             $3.41
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  4,200             $3.40
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  1,700             $3.39
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  700               $3.38
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  5,800             $3.37
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  1,800             $3.36
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  500               $3.35
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  800               $3.34
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  1,300             $3.33
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  200               $3.62
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  2,800             $3.61
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  2,800             $3.60
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  8,700             $3.59
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  2,200             $3.58
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  2,000             $3.57
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  3,900             $3.56
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  5,000             $3.55
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  3,800             $3.54
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  3,000             $3.53
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  100               $3.52
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  1,000             $3.51
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  4,400             $3.50
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  100               $3.49
-----------------------------------------------------------------------------------------------------------
Common Stock              07/27/05               Buy                  800               $3.69
-----------------------------------------------------------------------------------------------------------
Common Stock              07/27/05               Buy                  700               $3.67
-----------------------------------------------------------------------------------------------------------
Common Stock              07/27/05               Buy                  1,000             $3.66
-----------------------------------------------------------------------------------------------------------
Common Stock              07/27/05               Buy                  700               $3.65
-----------------------------------------------------------------------------------------------------------
Common Stock              07/27/05               Buy                  100               $3.63
-----------------------------------------------------------------------------------------------------------
Common Stock              07/27/05               Buy                  100               $3.62
-----------------------------------------------------------------------------------------------------------
Common Stock              07/27/05               Buy                  100               $3.61
-----------------------------------------------------------------------------------------------------------
Common Stock              07/27/05               Buy                  100               $3.60
-----------------------------------------------------------------------------------------------------------
Common Stock              07/27/05               Buy                  6,400             $3.58
-----------------------------------------------------------------------------------------------------------
Common Stock              07/27/05               Buy                  2,400             $3.57
-----------------------------------------------------------------------------------------------------------
Common Stock              07/27/05               Buy                  2,100             $3.56
-----------------------------------------------------------------------------------------------------------
Common Stock              07/27/05               Buy                  500               $3.55
-----------------------------------------------------------------------------------------------------------
Common Stock              07/29/05               Buy                  1,200             $3.74
-----------------------------------------------------------------------------------------------------------
Common Stock              07/29/05               Buy                  3,400             $3.73
-----------------------------------------------------------------------------------------------------------
Common Stock              07/29/05               Buy                  2,900             $3.72
-----------------------------------------------------------------------------------------------------------
Common Stock              07/29/05               Buy                  5,200             $3.71
-----------------------------------------------------------------------------------------------------------
Common Stock              07/29/05               Buy                  1,400             $3.70
-----------------------------------------------------------------------------------------------------------
Common Stock              07/29/05               Buy                  2,700             $3.69
-----------------------------------------------------------------------------------------------------------
Common Stock              07/29/05               Buy                  1,700             $3.67
-----------------------------------------------------------------------------------------------------------
Common Stock              07/29/05               Buy                  2,600             $3.62
-----------------------------------------------------------------------------------------------------------
Common Stock              07/29/05               Buy                  9,500             $3.60
-----------------------------------------------------------------------------------------------------------


                                    Annex A-4

-----------------------------------------------------------------------------------------------------------
CAPITAL STOCK             TRADE DATE             BUY/SELL             AMOUNT            PRICE
-----------------------------------------------------------------------------------------------------------
Common Stock              07/29/05               Buy                  4,200             $3.59
-----------------------------------------------------------------------------------------------------------
Common Stock              07/29/05               Buy                  200               $3.58
-----------------------------------------------------------------------------------------------------------
Common Stock              08/02/05               Buy                  1,100             $3.70
-----------------------------------------------------------------------------------------------------------
Common Stock              08/02/05               Buy                  1,600             $3.68
-----------------------------------------------------------------------------------------------------------
Common Stock              08/02/05               Buy                  22,000            $3.67
-----------------------------------------------------------------------------------------------------------
Common Stock              08/02/05               Buy                  11,400            $3.66
-----------------------------------------------------------------------------------------------------------
Common Stock              08/02/05               Buy                  29,200            $3.65
-----------------------------------------------------------------------------------------------------------
Common Stock              08/02/05               Buy                  10,300            $3.64
-----------------------------------------------------------------------------------------------------------
Common Stock              08/02/05               Buy                  2,900             $3.63
-----------------------------------------------------------------------------------------------------------
Common Stock              08/02/05               Buy                  1,200             $3.62
-----------------------------------------------------------------------------------------------------------
Common Stock              08/02/05               Buy                  300               $3.61
-----------------------------------------------------------------------------------------------------------
Common Stock              08/03/05               Buy                  28,300            $3.66
-----------------------------------------------------------------------------------------------------------
Common Stock              08/03/05               Buy                  2,700             $3.65
-----------------------------------------------------------------------------------------------------------
Common Stock              08/04/05               Buy                  1,300             $3.61
-----------------------------------------------------------------------------------------------------------
Common Stock              08/04/05               Buy                  21,500            $3.60
-----------------------------------------------------------------------------------------------------------
Common Stock              08/04/05               Buy                  1,600             $3.59
-----------------------------------------------------------------------------------------------------------
Common Stock              08/04/05               Buy                  2,200             $3.58
-----------------------------------------------------------------------------------------------------------
Common Stock              08/04/05               Buy                  8,700             $3.57
-----------------------------------------------------------------------------------------------------------
Common Stock              08/04/05               Buy                  3,500             $3.56
-----------------------------------------------------------------------------------------------------------
Common Stock              08/04/05               Buy                  100               $3.54
-----------------------------------------------------------------------------------------------------------
Common Stock              08/04/05               Buy                  100               $3.50
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  7,000             $3.73
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  5,000             $3.72
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  2,700             $3.71
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  1,900             $3.70
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  13,300            $3.69
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  8,700             $3.68
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  19,900            $3.67
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  7,900             $3.66
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  14,100            $3.65
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  1,300             $3.64
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  1,300             $3.63
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  2,800             $3.62
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  1,400             $3.61
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  200               $3.57
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  100               $3.56
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  400               $3.55
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  700               $3.54
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  4,900             $3.40
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  300               $3.39
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  10,100            $3.38
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  1,000             $3.36
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  1,100             $3.34
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  600               $3.32
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  4,800             $3.30
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  1,900             $3.29
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  500               $3.28
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  2,800             $3.27
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  1,000             $3.26
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  4,600             $3.25
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  2,600             $3.24
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  1,000             $3.23
-----------------------------------------------------------------------------------------------------------


                                    Annex A-5

-----------------------------------------------------------------------------------------------------------
CAPITAL STOCK             TRADE DATE             BUY/SELL             AMOUNT            PRICE
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  3,300             $3.22
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  7,000             $3.20
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  2,000             $3.18
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  900               $3.15
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  10,500            $3.14
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  1,000             $3.12
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  2,400             $3.00
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  1,100             $2.96
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  11,700            $2.95
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  2,500             $2.94
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  1,700             $2.90
-----------------------------------------------------------------------------------------------------------
Common Stock              08/09/05               Buy                  4,000             $3.00
-----------------------------------------------------------------------------------------------------------
Common Stock              08/09/05               Buy                  2,200             $2.99
-----------------------------------------------------------------------------------------------------------
Common Stock              08/09/05               Buy                  2,300             $2.99
-----------------------------------------------------------------------------------------------------------
Common Stock              08/09/05               Buy                  3,900             $2.97
-----------------------------------------------------------------------------------------------------------
Common Stock              08/09/05               Buy                  300               $2.96
-----------------------------------------------------------------------------------------------------------
Common Stock              08/09/05               Buy                  4,500             $2.95
-----------------------------------------------------------------------------------------------------------
Common Stock              08/09/05               Buy                  1,100             $2.92
-----------------------------------------------------------------------------------------------------------
Common Stock              08/11/05               Buy                  37,000            $3.15
-----------------------------------------------------------------------------------------------------------
Common Stock              08/11/05               Buy                  98,300            $3.14
-----------------------------------------------------------------------------------------------------------
Common Stock              08/11/05               Buy                  13,700            $3.06
-----------------------------------------------------------------------------------------------------------
Common Stock              08/11/05               Buy                  1,000             $3.04
-----------------------------------------------------------------------------------------------------------
Common Stock              08/12/05               Buy                  400               $3.27
-----------------------------------------------------------------------------------------------------------
Common Stock              08/12/05               Buy                  7,000             $3.26
-----------------------------------------------------------------------------------------------------------
Common Stock              08/12/05               Buy                  13,500            $3.25
-----------------------------------------------------------------------------------------------------------
Common Stock              08/12/05               Buy                  30,700            $3.24
-----------------------------------------------------------------------------------------------------------
Common Stock              08/12/05               Buy                  14,700            $3.23
-----------------------------------------------------------------------------------------------------------
Common Stock              08/12/05               Buy                  1,600             $3.19
-----------------------------------------------------------------------------------------------------------
Common Stock              08/12/05               Buy                  200               $3.18
-----------------------------------------------------------------------------------------------------------
Common Stock              08/12/05               Buy                  2,000             $3.17
-----------------------------------------------------------------------------------------------------------
Common Stock              08/12/05               Buy                  9,600             $3.15
-----------------------------------------------------------------------------------------------------------
Common Stock              08/12/05               Buy                  1,600             $3.14
-----------------------------------------------------------------------------------------------------------
Common Stock              08/15/05               Buy                  2,800             $3.31
-----------------------------------------------------------------------------------------------------------
Common Stock              08/15/05               Buy                  28,200            $3.30
-----------------------------------------------------------------------------------------------------------
Common Stock              08/15/05               Buy                  40,000            $3.29
-----------------------------------------------------------------------------------------------------------
Common Stock              08/15/05               Buy                  91,700            $3.28
-----------------------------------------------------------------------------------------------------------
Common Stock              08/15/05               Buy                  7,900             $3.27
-----------------------------------------------------------------------------------------------------------
Common Stock              08/15/05               Buy                  300               $3.25
-----------------------------------------------------------------------------------------------------------
Common Stock              08/16/05               Buy                  39,900            $3.23
-----------------------------------------------------------------------------------------------------------
Common Stock              08/16/05               Buy                  2,800             $3.22
-----------------------------------------------------------------------------------------------------------
Common Stock              08/16/05               Buy                  48,500            $3.21
-----------------------------------------------------------------------------------------------------------
Common Stock              08/16/05               Buy                  14,500            $3.20
-----------------------------------------------------------------------------------------------------------
Common Stock              08/16/05               Buy                  1,200             $3.19
-----------------------------------------------------------------------------------------------------------
Common Stock              08/16/05               Buy                  800               $3.18
-----------------------------------------------------------------------------------------------------------
Common Stock              08/16/05               Buy                  200               $3.17
-----------------------------------------------------------------------------------------------------------
Common Stock              08/16/05               Buy                  1,600             $3.14
-----------------------------------------------------------------------------------------------------------
Common Stock              08/17/05               Buy                  1,500             $3.32
-----------------------------------------------------------------------------------------------------------
Common Stock              08/17/05               Buy                  200               $3.27
-----------------------------------------------------------------------------------------------------------
Common Stock              08/17/05               Buy                  3,100             $3.25
-----------------------------------------------------------------------------------------------------------
Common Stock              08/17/05               Buy                  200               $3.24
-----------------------------------------------------------------------------------------------------------
Common Stock              08/18/05               Buy                  600               $3.27
-----------------------------------------------------------------------------------------------------------
Common Stock              08/18/05               Buy                  1,600             $3.25
-----------------------------------------------------------------------------------------------------------


                                    Annex A-6

-----------------------------------------------------------------------------------------------------------
CAPITAL STOCK             TRADE DATE             BUY/SELL             AMOUNT            PRICE
-----------------------------------------------------------------------------------------------------------
Common Stock              08/18/05               Buy                  1,300             $3.23
-----------------------------------------------------------------------------------------------------------
Common Stock              08/18/05               Buy                  5,900             $3.22
-----------------------------------------------------------------------------------------------------------
Common Stock              08/18/05               Buy                  600               $3.21
-----------------------------------------------------------------------------------------------------------
Common Stock              08/19/05               Buy                  2,000             $3.48
-----------------------------------------------------------------------------------------------------------
Common Stock              08/19/05               Buy                  500               $3.47
-----------------------------------------------------------------------------------------------------------
Common Stock              08/19/05               Buy                  800               $3.45
-----------------------------------------------------------------------------------------------------------
Common Stock              08/19/05               Buy                  600               $3.39
-----------------------------------------------------------------------------------------------------------
Common Stock              08/19/05               Buy                  8,200             $3.35
-----------------------------------------------------------------------------------------------------------
Common Stock              08/19/05               Buy                  21,100            $3.34
-----------------------------------------------------------------------------------------------------------
Common Stock              08/19/05               Buy                  2,400             $3.33
-----------------------------------------------------------------------------------------------------------
Common Stock              08/19/05               Buy                  1,600             $3.31
-----------------------------------------------------------------------------------------------------------
Common Stock              08/19/05               Buy                  400               $3.28
-----------------------------------------------------------------------------------------------------------
Common Stock              08/19/05               Buy                  2,400             $3.25
-----------------------------------------------------------------------------------------------------------
Common Stock              08/23/05               Buy                  37,400            $3.25
-----------------------------------------------------------------------------------------------------------
Common Stock              08/23/05               Buy                  4,300             $3.24
-----------------------------------------------------------------------------------------------------------
Common Stock              08/23/05               Buy                  100               $3.23
-----------------------------------------------------------------------------------------------------------
Common Stock              08/23/05               Buy                  14,400            $3.22
-----------------------------------------------------------------------------------------------------------
Common Stock              08/23/05               Buy                  300               $3.21
-----------------------------------------------------------------------------------------------------------
Common Stock              08/24/05               Buy                  6,700             $3.26
-----------------------------------------------------------------------------------------------------------
Common Stock              08/24/05               Buy                  25,100            $3.25
-----------------------------------------------------------------------------------------------------------
Common Stock              08/24/05               Buy                  4,400             $3.24
-----------------------------------------------------------------------------------------------------------
Common Stock              08/24/05               Buy                  177,100           $3.28
-----------------------------------------------------------------------------------------------------------
Common Stock              08/25/05               Buy                  200,000           $3.38
-----------------------------------------------------------------------------------------------------------
Common Stock              08/25/05               Buy                  15,000            $3.37
-----------------------------------------------------------------------------------------------------------
Common Stock              08/25/05               Buy                  28,400            $3.35
-----------------------------------------------------------------------------------------------------------
Common Stock              08/25/05               Buy                  150,000           $3.33
-----------------------------------------------------------------------------------------------------------
Common Stock              08/25/05               Buy                  175,000           $3.23
-----------------------------------------------------------------------------------------------------------
Common Stock              08/25/05               Buy                  125,000           $3.22
-----------------------------------------------------------------------------------------------------------
Common Stock              08/25/05               Buy                  15,000            $3.37
-----------------------------------------------------------------------------------------------------------
Common Stock              08/25/05               Buy                  28,400            $3.35
-----------------------------------------------------------------------------------------------------------
Common Stock              08/25/05               Buy                  150,000           $3.33
-----------------------------------------------------------------------------------------------------------
Common Stock              08/25/05               Buy                  175,000           $3.23
-----------------------------------------------------------------------------------------------------------
Common Stock              08/25/05               Buy                  125,000           $3.22
-----------------------------------------------------------------------------------------------------------
Common Stock              08/26/05               Buy                  163,700           $3.36
-----------------------------------------------------------------------------------------------------------
Common Stock              08/26/05               Buy                  5,500             $3.35
-----------------------------------------------------------------------------------------------------------
Common Stock              08/26/05               Buy                  56,800            $3.34
-----------------------------------------------------------------------------------------------------------
Common Stock              08/29/05               Buy                  1,500             $3.33
-----------------------------------------------------------------------------------------------------------
Common Stock              08/29/05               Buy                  25,200            $3.32
-----------------------------------------------------------------------------------------------------------
Common Stock              08/30/05               Buy                  88,700            $3.34
-----------------------------------------------------------------------------------------------------------
Common Stock              08/30/05               Buy                  48,800            $3.33
-----------------------------------------------------------------------------------------------------------
Common Stock              08/31/05               Buy                  15,300            $3.54
-----------------------------------------------------------------------------------------------------------
Common Stock              08/31/05               Buy                  53,600            $3.53
-----------------------------------------------------------------------------------------------------------
Common Stock              08/31/05               Buy                  10,000            $3.44
-----------------------------------------------------------------------------------------------------------
Common Stock              08/31/05               Buy                  3,600             $3.38
-----------------------------------------------------------------------------------------------------------
Common Stock              08/31/05               Buy                  3,500             $3.33
-----------------------------------------------------------------------------------------------------------
Common Stock              09/01/05               Buy                  180,700           $3.83
-----------------------------------------------------------------------------------------------------------
Common Stock              09/01/05               Buy                  12,800            $3.81
-----------------------------------------------------------------------------------------------------------
Common Stock              09/01/05               Buy                  6,600             $3.80
-----------------------------------------------------------------------------------------------------------
Common Stock              09/01/05               Buy                  16,600            $3.79
-----------------------------------------------------------------------------------------------------------
Common Stock              09/01/05               Buy                  12,700            $3.78
-----------------------------------------------------------------------------------------------------------
Common Stock              09/01/05               Buy                  7,400             $3.77
-----------------------------------------------------------------------------------------------------------
Common Stock              09/01/05               Buy                  22,300            $3.76
-----------------------------------------------------------------------------------------------------------


                                    Annex A-7

-----------------------------------------------------------------------------------------------------------
CAPITAL STOCK             TRADE DATE             BUY/SELL             AMOUNT            PRICE
-----------------------------------------------------------------------------------------------------------
Common Stock              09/01/05               Buy                  900               $3.73
-----------------------------------------------------------------------------------------------------------
Common Stock              09/01/05               Buy                  7,100             $3.72
-----------------------------------------------------------------------------------------------------------
Common Stock              09/01/05               Buy                  5,500             $3.71
-----------------------------------------------------------------------------------------------------------
Common Stock              09/02/05               Buy                  14,200            $3.88
-----------------------------------------------------------------------------------------------------------
Common Stock              09/02/05               Buy                  3,500             $3.86
-----------------------------------------------------------------------------------------------------------
Common Stock              09/06/05               Buy                  108,300           $3.83
-----------------------------------------------------------------------------------------------------------
Common Stock              09/06/05               Buy                  1,075,000         $3.93
-----------------------------------------------------------------------------------------------------------
Common Stock              09/14/05               Buy                  200,000           $4.61
-----------------------------------------------------------------------------------------------------------
Common Stock              09/14/05               Buy                  10,000            $4.62
-----------------------------------------------------------------------------------------------------------
Common Stock              09/14/05               Buy                  80,000            $4.63
-----------------------------------------------------------------------------------------------------------
Common Stock              09/14/05               Buy                  20,000            $4.59
-----------------------------------------------------------------------------------------------------------
Common Stock              09/14/05               Buy                  8,000             $4.68
-----------------------------------------------------------------------------------------------------------
Common Stock              09/14/05               Buy                  8,000             $4.69
-----------------------------------------------------------------------------------------------------------
Common Stock              09/14/05               Buy                  24,000            $4.73
-----------------------------------------------------------------------------------------------------------
Common Stock              09/20/05               Buy                  25,000            $4.48
-----------------------------------------------------------------------------------------------------------
Common Stock              09/20/05               Buy                  50,000            $4.51
-----------------------------------------------------------------------------------------------------------
Common Stock              09/20/05               Buy                  155,000           $4.53
-----------------------------------------------------------------------------------------------------------
Common Stock              09/21/05               Buy                  50,000            $4.43
-----------------------------------------------------------------------------------------------------------
Common Stock              09/22/05               Buy                  68,800            $4.33
-----------------------------------------------------------------------------------------------------------
Common Stock              09/22/05               Buy                  100,000           $4.28
-----------------------------------------------------------------------------------------------------------
Common Stock              09/22/05               Buy                  25,000            $4.27
-----------------------------------------------------------------------------------------------------------
Common Stock              09/22/05               Buy                  2,000             $4.30
-----------------------------------------------------------------------------------------------------------
Common Stock              09/22/05               Buy                  6,200             $4.29
-----------------------------------------------------------------------------------------------------------
Common Stock              11/18/05               Buy(1)               87,692            See Footnote
-----------------------------------------------------------------------------------------------------------
Common Stock              11/29/05               Buy                  2,500             $6.84
-----------------------------------------------------------------------------------------------------------
Common Stock              11/29/05               Buy                  100               $6.84
-----------------------------------------------------------------------------------------------------------
Common Stock              11/29/05               Buy                  1,000             $6.84
-----------------------------------------------------------------------------------------------------------
Common Stock              11/29/05               Buy                  10,000            $6.84
-----------------------------------------------------------------------------------------------------------
Common Stock              11/29/05               Buy                  600               $6.84
-----------------------------------------------------------------------------------------------------------
Common Stock              11/29/05               Buy                  10,800            $6.85
-----------------------------------------------------------------------------------------------------------
Common Stock              11/29/05               Buy                  11,308            $6.85
-----------------------------------------------------------------------------------------------------------
Common Stock              11/29/05               Buy                  14,000            $6.85
-----------------------------------------------------------------------------------------------------------
Common Stock              11/29/05               Buy                  25,000            $6.85
-----------------------------------------------------------------------------------------------------------
Common Stock              11/30/05               Buy                  900               $6.85
-----------------------------------------------------------------------------------------------------------
Common Stock              11/30/05               Buy                  100               $6.88
-----------------------------------------------------------------------------------------------------------
Common Stock              11/30/05               Buy                  200               $6.89
-----------------------------------------------------------------------------------------------------------
Common Stock              11/30/05               Buy                  8,800             $6.90
-----------------------------------------------------------------------------------------------------------
Common Stock              11/30/05               Buy                  10,000            $7.01
-----------------------------------------------------------------------------------------------------------
Common Stock              11/30/05               Buy                  5,000             $7.01
-----------------------------------------------------------------------------------------------------------
Common Stock              12/02/05               Buy                  500               $6.61
-----------------------------------------------------------------------------------------------------------
Common Stock              12/02/05               Buy                  2,500             $6.57
-----------------------------------------------------------------------------------------------------------
Common Stock              12/02/05               Buy                  1,000             $6.57
-----------------------------------------------------------------------------------------------------------
Common Stock              12/02/05               Buy                  2,500             $6.60
-----------------------------------------------------------------------------------------------------------
Common Stock              12/02/05               Buy                  500               $6.57
-----------------------------------------------------------------------------------------------------------
Common Stock              12/02/05               Buy                  5,000             $6.65
-----------------------------------------------------------------------------------------------------------
Common Stock              12/02/05               Buy                  500               $6.65
-----------------------------------------------------------------------------------------------------------
Common Stock              12/02/05               Buy                  2,500             $6.65
-----------------------------------------------------------------------------------------------------------
Common Stock              12/02/05               Buy                  1,300             $6.60
-----------------------------------------------------------------------------------------------------------

--------
(1) Shares received by the Fund as consideration the Fund elected to receive in the consent solicitation commenced by the Company on October 18, 2005 (which expired at 5:00 p.m. on November 1, 2005).


                                    Annex A-8

-----------------------------------------------------------------------------------------------------------
CAPITAL STOCK             TRADE DATE             BUY/SELL             AMOUNT            PRICE
-----------------------------------------------------------------------------------------------------------
Common Stock              12/02/05               Buy                  500               $6.64
-----------------------------------------------------------------------------------------------------------
Common Stock              12/02/05               Buy                  36,000            $6.65
-----------------------------------------------------------------------------------------------------------
Common Stock              12/02/05               Buy                  10,700            $6.65
-----------------------------------------------------------------------------------------------------------
Common Stock              12/02/05               Buy                  1,300             $6.66
-----------------------------------------------------------------------------------------------------------
Common Stock              12/02/05               Buy                  2,000             $6.72
-----------------------------------------------------------------------------------------------------------
Common Stock              12/02/05               Buy                  2,000             $6.67
-----------------------------------------------------------------------------------------------------------
Common Stock              12/02/05               Buy                  2,000             $6.70
-----------------------------------------------------------------------------------------------------------
Common Stock              12/02/05               Buy                  20,000            $6.81
-----------------------------------------------------------------------------------------------------------
Common Stock              12/02/05               Buy                  6,000             $6.83
-----------------------------------------------------------------------------------------------------------
Common Stock              12/02/05               Buy                  2,000             $6.83
-----------------------------------------------------------------------------------------------------------
Common Stock              12/02/05               Buy                  2,000             $6.90
-----------------------------------------------------------------------------------------------------------
Common Stock              12/02/05               Buy                  3,000             $6.91
-----------------------------------------------------------------------------------------------------------
Common Stock              12/02/05               Buy                  5,200             $6.90
-----------------------------------------------------------------------------------------------------------
Common Stock              12/02/05               Buy                  900               $6.86
-----------------------------------------------------------------------------------------------------------
Common Stock              12/02/05               Buy                  200               $6.87
-----------------------------------------------------------------------------------------------------------
Common Stock              12/02/05               Buy                  100               $6.87
-----------------------------------------------------------------------------------------------------------
Common Stock              12/02/05               Buy                  12,800            $6.85
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  3,100             $6.19
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  1,500             $6.20
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  2,000             $6.22
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  1,000             $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  1,000             $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  5,000             $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  2,000             $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  1,400             $6.20
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  900               $6.20
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  6,400             $6.20
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  600               $6.20
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  300               $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  400               $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  400               $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  300               $6.20
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  300               $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  300               $6.20
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.22
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.22
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  1,900             $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  500               $6.22
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  600               $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  300               $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.22
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.22
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  300               $6.22
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.22
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  600               $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  600               $6.21
-----------------------------------------------------------------------------------------------------------


                                    Annex A-9

-----------------------------------------------------------------------------------------------------------
CAPITAL STOCK             TRADE DATE             BUY/SELL             AMOUNT            PRICE
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  600               $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  200               $6.22
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  200               $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  1,000             $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  200               $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  800               $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  200               $6.22
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  700               $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.22
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.22
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  1,000             $6.22
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  200               $6.22
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  300               $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.22
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.22
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.22
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  300               $6.23
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  400               $6.23
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  300               $6.23
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.23
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  300               $6.24
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  300               $6.24
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.24
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.24
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  200               $6.24
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  1,400             $6.24
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  900               $6.25
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  2,000             $6.24
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.24
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.24
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  300               $6.24
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  300               $6.24
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  3,300             $6.23
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  1,400             $6.29
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  1,000             $6.30
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  10,000            $6.32
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  1,000             $6.32
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  2,000             $6.33
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  11,000            $6.33
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  1,000             $6.33
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  2,000             $6.33
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  200               $6.32
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  300               $6.32
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.32
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.32
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  400               $6.32
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  800               $6.32
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.32
-----------------------------------------------------------------------------------------------------------


                                   Annex A-10

-----------------------------------------------------------------------------------------------------------
CAPITAL STOCK             TRADE DATE             BUY/SELL             AMOUNT            PRICE
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  400               $6.32
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.32
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  300               $6.32
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  300               $6.32
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  1,700             $6.32
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  500               $6.32
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  500               $6.32
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.32
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  400               $6.33
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  200               $6.32
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  700               $6.32
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.32
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  200               $6.32
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  1,400             $6.33
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  200               $6.32
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  500               $6.32
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  400               $6.21
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  4,000             $6.27
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.27
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  1,000             $6.27
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.27
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  200               $6.27
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  200               $6.27
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.26
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  2,100             $6.26
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.26
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.25
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  1,600             $6.25
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  100               $6.26
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  200               $6.25
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  6,000             $6.26
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  2,000             $6.26
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  1,000             $6.26
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  3,000             $6.26
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  1,500             $6.26
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  1,600             $6.26
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  4,000             $6.19
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  8,000             $6.20
-----------------------------------------------------------------------------------------------------------
Common Stock              12/14/05               Buy                  13,000            $6.20
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.84
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.84
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  2,000             $5.85
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.92
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.94
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  200               $5.92
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  400               $5.90
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.91
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  200               $5.89
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  500               $5.90
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  1,400             $5.90
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.94
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  900               $5.93
-----------------------------------------------------------------------------------------------------------


                                   Annex A-11

-----------------------------------------------------------------------------------------------------------
CAPITAL STOCK             TRADE DATE             BUY/SELL             AMOUNT            PRICE
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.94
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.94
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.93
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  300               $5.94
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.94
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  500               $5.94
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  300               $5.94
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  600               $5.91
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  1,000             $5.90
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  500               $5.89
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  2,000             $5.90
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  200               $5.90
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  400               $5.90
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.90
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.90
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  700               $5.90
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.90
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.90
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.90
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  400               $5.90
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.90
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.90
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.89
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  400               $5.90
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  400               $5.90
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.91
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.91
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.91
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.91
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  200               $5.91
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.92
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.92
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.92
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  300               $5.91
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.92
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.92
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  200               $5.92
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  1,500             $5.90
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  200               $5.91
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  200               $5.90
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  200               $5.89
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.90
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  200               $5.90
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  200               $5.90
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  300               $5.90
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  400               $5.91
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  200               $5.91
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  100               $5.91
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  4,500             $5.91
-----------------------------------------------------------------------------------------------------------
Common Stock              12/23/05               Buy                  200               $5.90
-----------------------------------------------------------------------------------------------------------

                                   Annex A-12

-----------------------------------------------------------------------------------------------------------
DEBT                      TRADE DATE             BUY/SELL             AMOUNT            PRICE
-----------------------------------------------------------------------------------------------------------
9 7/8% Senior             07/12/05               Buy                  500,000           $89.50
Subordinated Notes
due 2007
-----------------------------------------------------------------------------------------------------------
9 7/8% Senior             07/14/05               Buy                  500,000           $88.50
Subordinated Notes
due 2007
-----------------------------------------------------------------------------------------------------------
9 7/8% Senior             07/19/05               Buy                  1,000,000         $89.25
Subordinated Notes
due 2007
-----------------------------------------------------------------------------------------------------------
9 7/8% Senior             07/27/05               Buy                  1,000,000         $88.75
Subordinated Notes
due 2007
-----------------------------------------------------------------------------------------------------------
9 7/8% Senior             08/08/05               Buy                  1,000,000         $87.25
Subordinated Notes
due 2007
-----------------------------------------------------------------------------------------------------------
9 7/8% Senior             08/09/05               Buy                  750,000           $87.25
Subordinated Notes
due 2007
-----------------------------------------------------------------------------------------------------------
9 7/8% Senior             08/11/05               Buy                  500,000           $87.75
Subordinated Notes
due 2007
-----------------------------------------------------------------------------------------------------------
9 7/8% Senior             08/18/05               Buy                  4,250,000         $89.50
Subordinated Notes
due 2007
-----------------------------------------------------------------------------------------------------------
9 7/8% Senior             09/30/05               Buy                  1,000,000         $90.75
Subordinated Notes
due 2007
-----------------------------------------------------------------------------------------------------------


                                   Annex A-13

                                     ANNEX B

            RESOLUTION TO REPEAL CERTAIN PROVISIONS OF OR AMENDMENTS
                            TO THE COMPANY'S BY-LAWS

         Following is the text of the resolution to be presented for adoption by the stockholders of the Company at the 2005 Annual Meeting:

         "RESOLVED, that each provision or amendment of the By-laws of Bally Total Fitness Holding Corporation (the "Company"), if any, adopted by the board of directors of the Company without the approval of the Company's stockholders subsequent to May 25, 2005 (purportedly the last date of reported changes) and prior to the approval of this resolution be, and they hereby are, repealed, effective as of the time this resolution is approved and adopted by the Company's stockholders."





                                   Annex B-1

                                    IMPORTANT


         Tell your board of directors what you think! Your vote is important. No matter how many shares of Common Stock you own, please give the Fund and certain of its affiliates and associates your proxy at the Annual Meeting to vote (A) "FOR" the election of the Pardus Nominees, (B) "FOR" approval and adoption of the proposed resolution to repeal each provision or amendment of the By-laws of the Company, if any, adopted by the board of directors without the approval of the Company's stockholders subsequent to May 25, 2005 (purportedly the last date of reported changes) and prior to the approval and adoption of such resolution at the 2005 Annual Meeting, (C) "AGAINST" the adoption of the 2006 Omnibus Equity Compensation Plan, (D) "FOR" the ratification of KPMG LLP as the Company's independent auditor for the fiscal year ending December 31, 2005, and
(E) "FOR" granting to the proxy holders discretion on the Liberation Proposals, if properly brought before the meeting, and all other matters as may properly come before the meeting, by taking three steps:

         1.       SIGNING the enclosed GREEN proxy card,

         2.       DATING the enclosed GREEN proxy card, and

         3. MAILING the enclosed GREEN proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

         If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Accordingly, please vote your shares according to the enclosed voting instruction form or contact the person responsible for your account and instruct that person to execute the GREEN proxy card representing your shares. Pardus urges you to confirm in writing your instructions to Pardus in care of the address provided below so that Pardus will be aware of all instructions given and can attempt to ensure that such instructions are followed.

         If you have any questions or require any additional information concerning our proxy statement or this proxy solicitation, please contact our proxy solicitor, D.F. King & Co., Inc., at the address or telephone number set forth below.

                                [GRAPHIC OMITTED]
                         [LOGO - D.F. KING & CO., INC.]

                      48 WALL STREET, NEW YORK, N.Y. 10005

                          CALL TOLL FREE: 888-644-6071
                                       OR
                  BANKS AND BROKERS, CALL COLLECT: 212-269-5550

                                                                GREEN PROXY CARD
                                                                ----------------

                     BALLY TOTAL FITNESS HOLDING CORPORATION
                       2005 ANNUAL MEETING OF STOCKHOLDERS

                      THIS PROXY IS SOLICITED ON BEHALF OF
     PARDUS EUROPEAN SPECIAL OPPORTUNITIES MASTER FUND L.P., PARDUS CAPITAL
          MANAGEMENT L.P., PARDUS CAPITAL MANAGEMENT LLC, KARIM SAMII,
  JOSEPH R. THORNTON, CHARLES J. BURDICK, BARRY R. ELSON AND DON R. KORNSTEIN


The undersigned appoints and constitutes Karim Samii and Joseph R. Thornton, and each of them, as proxies, with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Bally Total Fitness Holding Corporation, a Delaware corporation (the "Company"), to be held at 8:30 a.m. (local time) on January 26, 2006 at the Renaissance Chicago O'Hare Hotel, 8500 West Bryn Mawr Avenue, Chicago, Illinois, and at any adjournment, postponement or any special meeting that may be called in lieu thereof (the "2005 Annual Meeting"), hereby revoking any proxies previously given, to vote all shares of common stock of the Company held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED (A) "FOR" THE ELECTION OF CHARLES J. BURDICK, BARRY R. ELSON AND DON R. KORNSTEIN TO CLASS III OF THE COMPANY'S BOARD OF DIRECTORS, (B) "FOR" THE APPROVAL AND ADOPTION OF THE BY-LAW RESOLUTION TO REPEAL EACH PROVISION OR AMENDMENT OF THE BY-LAWS OF THE COMPANY, IF ANY, ADOPTED BY THE BOARD OF DIRECTORS WITHOUT THE APPROVAL OF THE COMPANY'S STOCKHOLDERS SUBSEQUENT TO MAY 25, 2005 (PURPORTEDLY THE LAST DATE OF REPORTED CHANGES) AND PRIOR TO THE APPROVAL AND ADOPTION OF SUCH RESOLUTION AT THE 2005 ANNUAL MEETING, (C) "AGAINST" THE ADOPTION OF THE 2006 OMNIBUS EQUITY COMPENSATION PLAN, (D) "FOR" THE RATIFICATION OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005, AND (E) "FOR" GRANTING TO THE PROXY HOLDERS DISCRETION ON THE LIBERATION PROPOSALS, IF PROPERLY BROUGHT BEFORE THE 2005 ANNUAL MEETING, AND ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                      SIGN, DATE AND MAIL YOUR PROXY TODAY

                (Continued and to be signed on the reverse side)

Pardus European Special Opportunities Master Fund, L.P. and certain of its affiliates and associates recommends a vote "FOR" the election of all of the nominees listed in Proposal 1 below, "FOR" Proposal 2 below, "AGAINST" Proposal 3 below, "FOR" Proposal 4 below, and "FOR" granting the proxy holders discretion on the Liberation Proposals, if properly brought before the 2005 Annual Meeting, and on all other matters as may properly come before the meeting. (Please mark each matter with an "X" in the appropriate box.)

Pardus European Special Opportunities Master Fund, L.P. (the "Fund") and certain of its affiliates and associates recommends a vote "FOR ALL" with respect to the election of all of the nominees listed in Proposal 1 below.

1.       Election of Directors:

         Nominees:  Charles J. Burdick, Barry R. Elson and Don R. Kornstein

         [_]   FOR ALL

         [_]   WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

         [_]   FOR ALL EXCEPT NOMINEE WRITTEN BELOW

                      INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT' box and write the name(s) of the nominee(s) you do not support on the line below. Your shares will be voted for the remaining nominee(s).

                      ---------------------------------------------------------

The Fund recommends a vote "FOR" Proposal 2 below.

2. Proposal to repeal provisions in the Company's By-laws that were adopted after May 25, 2005 (purportedly the last date of reported changes) and prior to the approval and adoption of this Proposal 2 at the 2005 Annual Meeting of stockholders:

                   FOR [_]         AGAINST [_]        ABSTAIN [_]


The Fund recommends a vote "AGAINST" Proposal 3 below.

3.       Approval of the 2006 Omnibus Equity Compensation Plan

                   FOR [_]         AGAINST [_]        ABSTAIN [_]


The Fund recommends a vote "FOR" Proposal 4 below.

4. Ratification of the appointment of KPMG LLP as independent auditor for the Company for the fiscal year ending December 31, 2005

                   FOR [_]         AGAINST [_]        ABSTAIN [_]

The Fund recommends a vote "FOR" Proposal 5 below.

5. In their discretion on all other matters as may properly come before the annual meeting, including any motion to adjourn or postpone the meeting or other matters incidental to the conduct of the meeting.

                   FOR [_]         AGAINST [_]        ABSTAIN [_]


Please be sure to sign and date this Proxy

                                                  DATED: _____________________


--------------------------------
(Signature)


--------------------------------
(Signature, if held jointly)


--------------------------------
(Title)

Please sign exactly as name appears on this Proxy. When shares are held jointly, joint owners should each sign. Executors, administrators, trustees, etc., should indicate the capacity in which signing.

IMPORTANT:  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY!